UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934(Amendment No.  )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

IMMUNOME, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

IMMUNOME, INC.

665 Stockton Drive, Suite 300

Exton, PA 19341

2023 ANNUAL MEETING OF STOCKHOLDERS

To be Held on June 7, 2023

April __, 2023

Dear Stockholder:

We are pleased to invite you to attend Immunome, Inc.’s 2023 Annual Meeting of Stockholders which will be held at 1:00 p.m., Eastern Time, on Wednesday, June 7, 2023. The annual meeting will be held entirely online. We believe that hosting the Annual Meeting virtually will enable greater stockholder attendance and participation and improves our ability to communicate more effectively with our stockholders. The Annual Meeting can be accessed via the Internet at: www.virtualshareholdermeeting.com/IMNM2023.

Details regarding the business to be conducted at the Annual Meeting are more fully described in the accompanying Notice of 2023 Annual Meeting of Stockholders and 2023 Annual Meeting Proxy Statement. Other than the proposals described in the Proxy Statement, the Board is not aware of any other matters to be presented for a vote at the Annual Meeting. Under Securities and Exchange Commission rules that allow companies to furnish proxy materials over the Internet, we have elected to deliver our proxy materials to the majority of our stockholders over the Internet. This delivery process allows us to provide stockholders with the information they need, while at the same time conserving natural resources and lowering the cost of delivery.

Your vote is important. Whether or not you plan to attend virtually the Annual Meeting, we hope you will vote as soon as possible. Information about voting methods is set forth in the accompanying Notice and Proxy Statement.

If you have any questions with respect to voting, please call our Corporate Secretary at 610-321-3700.

Sincerely,

Purnanand D. Sarma, Ph.D.
President, Chief Executive Officer and Director

THIS PROXY STATEMENT AND ENCLOSED PROXY CARD ARE FIRST BEING MADE AVAILABLE
ON OR ABOUT APRIL 21, 2023.

IMMUNOME, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Dear Stockholders:

You are invited to attend Immunome, Inc.’s 2023 Annual Meeting of Stockholders. At the Annual Meeting, stockholders will vote:

●	elect the two director nominees that are set forth in the attached Proxy Statement to serve as Class III directors, whose term will expire in 2026;

●	to approve a proposed amendment to our Amended and Restated Certificate of Incorporation to reflect new Delaware law provisions regarding officer exculpation; and

●	to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the 2023 fiscal year.

Stockholders also will transact any other business that may properly come before the Annual Meeting or any adjournment or postponement of the Annual Meeting.

MEETING INFORMATION

Date:	June 7, 2023

Time:	1:00 p.m. Eastern Time

Location:	Via the Internet
www.virtualshareholdermeeting.com/IMNM2023

Record Date:	You can vote if you were a stockholder of record on April 14, 2023. A list of stockholders of record will be available at the annual meeting and, during the 10 days prior to the annual meeting, at our principal executive offices located at 665 Stockton Drive, Suite 300, Exton, Pennsylvania 19341.

Your vote matters. Whether or not you plan to virtually attend the Annual Meeting, please ensure that your shares are represented by voting, signing, dating and returning your proxy in the enclosed envelope, which requires no postage if mailed in the United States.

By Order of the Board of Directors

Purnanand D. Sarma, Ph.D. April __, 2023

IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS. This Proxy Statement and the proxy card are being furnished to our stockholders on or about April 21, 2023. This Proxy Statement and our 2022 Annual Report are available to holders of our common stock at www.investors.immunome.com/financials/sec-filings/. If you would like to receive, without charge, a paper copy of our 2022 Annual Report, including the financial statements, please send your request to our Chief Financial Officer, Immunome, Inc., 665 Stockton Drive, Suite 300, Exton, PA 19341.

SUMMARY INFORMATION

To assist you in reviewing this year’s proposals, we call your attention to the following proxy summary. This is only a summary; please review this Proxy Statement and our 2022 Annual Report in full.

2023 Annual Meeting of Stockholders Time and Date	Record Date	Location
1:00 p.m., Eastern Time, on June 7, 2023	April 14, 2023	Via the Internet

Summary of Matters for Stockholder Vote

Proposal	For More Information	Board of Directors Recommendation
Item 1: Election of Class III Directors for a Three-Year Term Expiring in 2026	Page 7	✓ FOR Each Nominee

Richard A. Baron and Philip Wagenheim

Item 2: Amendment to our Amended and Restated Certificate of Incorporation to reflect new Delaware law provisions regarding officer exculpation	Page 7	✓ FOR

Item 3: Ratification of Appointment of Ernst & Young LLP (“Ernst & Young”) as our Independent Registered Public Accounting Firm for 2022	Page 7	✓ FOR

Our Director Nominees

You are being asked to vote on the election of Richard A. Baron and Philip Wagenheim as Class III directors, each to serve for a three-year term expiring at our 2026 Annual Meeting of Stockholders. The number of members of the Board is currently set at seven members and is divided into three classes, each of which has a three-year term. Class I consists of three directors and Classes II and III each consist of two directors.

The term of office of our Class III directors expires at the 2023 Annual Meeting of Stockholders, or the Annual Meeting. We are nominating Messrs.  Baron and Wagenheim for re-election at our Annual Meeting, to serve until the 2026 Annual Meeting of Stockholders and until their successors, if any, are elected or appointed, or their respective earlier death, resignation, retirement, disqualification or removal. Directors are elected by a plurality of the votes cast by our stockholders at the Annual Meeting. The two nominees receiving the most FOR votes (among votes properly cast online at the meeting or by proxy) will be elected. If no contrary indication is made, shares represented by executed proxies will be voted FOR the election of Messrs. Baron and Wagenheim. Each nominee has agreed to serve as a director if elected, and we have no reason to believe that any nominee will be unable to serve.

Name of Nominee	Age	Director Since	Independent
Richard A. Baron	67	2020	Yes
Philip Wagenheim	53	2017	No

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PRELIMINARY COPIES FILED PURSUANT TO RULE 14a-6(a)

IMMUNOME, INC.

665 Stockton Drive, Suite 300

Exton, PA 19341

PROXY STATEMENT FOR IMMUNOME, INC.

2023 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 7, 2023

This Proxy Statement, with the enclosed proxy card, is being furnished to stockholders of Immunome, Inc. in connection with the solicitation by the Board of proxies to be voted at our Annual Meeting and at any postponements or adjournments thereof. The Annual Meeting will be held on Wednesday, June 7, 2023, at 1:00 p.m., Eastern Time, via the Internet at www.virtualshareholdermeeting.com/IMNM2023.

This Proxy Statement and the enclosed proxy card are first being furnished to our stockholders on or about April 21, 2023. The Notice of Internet Availability of Proxy Materials being mailed to the stockholders is not part of the Proxy Statement.

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GENERAL INFORMATION ABOUT THE ANNUAL MEETING

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

The Board of Directors (the “Board”) of Immunome, Inc. (the “Company”) is soliciting your vote on matters that will be presented at the 2023 Annual Meeting of Stockholders (the “Annual Meeting”) and at any adjournment or postponement. This Proxy Statement contains information on these matters to assist you in voting your shares. Below is a list of questions that you may have about the Annual Meeting and voting process and our answers to these questions.

Why will stockholders receive a notice regarding the availability of proxy materials on the Internet?

The Board is soliciting your proxy to vote at the Annual Meeting, including at any adjournments or postponements of the Annual Meeting. In accordance with rules adopted by the Securities and Exchange Commission (the “SEC”), we have elected to provide access to this Proxy Statement, our Annual Report on Form 10-K for the fiscal year ended December 31, 2022, and related proxy materials over the Internet. Accordingly, we intend to mail a Notice of Internet Availability of Proxy Materials (the “Notice”) on or about April 21, 2023 to all stockholders of record entitled to vote at the Annual Meeting. All stockholders will have the ability to access the proxy materials on the website referred to in the Notice or request to receive a printed set of the proxy materials. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Notice. On the date of mailing the Notice, stockholders will be able to access all of the proxy materials on the website at www.proxyvote.com.

How do stockholders attend the Annual Meeting?

The Annual Meeting will be held on Wednesday, June 7, 2023 at 1:00 p.m.  Eastern Time. The meeting will take place via live webcast on the Internet at www.virtualshareholdermeeting.com/IMNM2023. Online check-in will begin at approximately 12:45 pm Eastern Time. You can attend the Annual Meeting, vote your shares and submit your questions during the live webcast. You will need your 16-digit control number included in the Notice, the proxy card, or in the instructions that accompany your proxy materials. You cannot attend the Annual Meeting in person. Information on how to vote at the Annual Meeting is discussed below.

If you do not have your 16-digit control number, you will be able to access and listen to the Annual Meeting, but you will not be able to vote your shares or submit questions during the Annual Meeting.

If you encounter any technical difficulties during check-in time or the live webcast of the Annual Meeting, please call 800-586-1548 (US toll-free) or 303-562-9288 (international) and technical representatives will be able to assist you.

What matters are stockholders being asked to vote on?

There are three matters scheduled for a vote:

●	election of two Class III directors nominated by the Board to serve until the 2026 Annual Meeting of Stockholders and until their successors are duly elected and qualified (Proposal 1);

●	amendment to our Amended and Restated Certificate of Incorporation to reflect new Delaware law provisions regarding officer exculpation (Proposal 2); and

●	ratification of the appointment of Ernst & Young LLP as independent registered public accounting firm of the Company for its fiscal year ending December 31, 2023 (Proposal 3).

The Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote on those matters in accordance with their best judgment.

How can stockholders ask questions at the Annual Meeting?

Our live webcast Annual Meeting has been designed to allow stockholders to submit questions up to 15 minutes before and during the Annual Meeting by logging into the webcast using your 16-digit control number.

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Who can vote at the Annual Meeting?

Only stockholders of record at the close of business on April 14, 2023, referred to as the record date, will be entitled to vote at the Annual Meeting. On the record date, there were [●] shares of our common stock outstanding and entitled to vote. Voting can occur in the following two ways, depending on how you hold your shares:

Stockholder of Record: Shares Registered in Your Name: If on the record date your shares were registered directly in your name with the Company’s transfer agent, American Stock Transfer & Trust Company, then you are a stockholder of record. As a stockholder of record, you may vote electronically at the Annual Meeting or vote by proxy. Whether or not you plan to attend the Annual Meeting via the live webcast, we urge you to fill out and return the enclosed proxy card as instructed to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank: If on the record date your shares were held in an account at a brokerage firm, bank or similar organization instead of directly in your name, then you are the beneficial owner of shares held in “street name” and the Notice will be forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker, bank or other agent regarding how to vote the shares in your account. You are also invited to attend the Annual Meeting via the live webcast. However, since you are not the stockholder of record, you may not vote your shares at the Annual Meeting unless you request and obtain a valid proxy from your broker, bank or other agent.

How do I vote?

You may either vote “For” both of the nominees to the Board or you may “Withhold” your vote for both nominees, or for either nominee you specify. For each of the other matters to be voted on, you may vote “For” or “Against” or abstain from voting.

Your vote can be cast in the following ways:

Stockholder of Record: Shares Registered in Your Name: If you are a stockholder of record, you may vote electronically at the Annual Meeting, vote by proxy over the telephone, vote by proxy through the Internet or vote by proxy using a proxy card that you may request or that we may elect to deliver at a later time. Whether or not you plan to attend the Annual Meeting via the live webcast, we urge you to vote by proxy to ensure your vote is counted. You may still attend the Annual Meeting via the live webcast and vote electronically even if you have already voted by proxy.

●	To vote electronically at the Annual Meeting, attend the live webcast at www.virtualshareholdermeeting.com/IMNM2023 and use your 16-digit control number included in the Notice, the proxy card, or in the instructions that accompany your proxy materials.

●	To vote using the proxy card, simply complete, sign and date the proxy card that may be delivered and return it promptly in the envelope provided. If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct.

●	To vote over the telephone, dial toll-free 800-690-6903 using a touch-tone phone and follow the recorded instructions. You will be asked to provide the company number and control number from the Notice. Your telephone vote must be received by 11:59 p.m. Eastern Time on June 6, 2023 to be counted.

●	To vote through the Internet, go to http://www.proxyvote.com to complete an electronic proxy card. You will be asked to provide the company number and control number from the Notice. Your Internet vote must be received by 11:59 p.m. Eastern Time on June 6, 2023 to be counted. Please be aware that you must bear any costs associated with your Internet access, such as usage charges from Internet access providers and telephone companies.

Beneficial Owner: Shares Registered in the Name of Broker or Bank: If you are a beneficial owner of shares registered in the name of your broker, bank or other organization, you should have received a Notice containing voting instructions from that organization rather than from Immunome. Simply follow the voting instructions in the Notice to ensure that your vote is counted. To vote electronically during the Annual Meeting, you must obtain a valid proxy from your broker, bank or other agent. Follow the instructions from your broker, bank or other organization included with these proxy materials, or contact that organization to request a proxy form.

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How many votes do I have?

On each matter to be voted upon, you have one vote for each share of Immunome common stock you own as of April 14, 2023.

If I am a stockholder of record and I do not vote, or if I return a proxy card or otherwise vote without giving specific voting instructions, what happens?

If you are a stockholder of record and do not vote by completing your proxy card, by telephone, through the Internet or electronically at the Annual Meeting, your shares will not be voted.

If you return a signed and dated proxy card or otherwise vote without marking voting selections, your shares will be voted, as applicable and “For” the election of both nominees for director, “For” the amendment to our Amended and Restated Certificate of Incorporation to reflect new Delaware law provisions regarding officer exculpation and “For” the ratification of the appointment of Ernst & Young as our independent registered public accounting firm. If any other matter is properly presented at the meeting, your proxyholder (one of the individuals named on your proxy card) will vote your shares using his or her best judgment.

What happens with my vote if I am a beneficial owner of shares held in street name and I do not provide my broker or bank with voting instructions?

If you are a beneficial owner of shares held in street name and you do not instruct your broker, bank or other organization how to vote your shares (or do not provide instructions by the deadline prescribed by it), your broker, bank or other organization may still be able to vote your shares in its discretion. Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker or nominee holding the shares. If the beneficial owner does not provide voting instructions, the broker or nominee can still vote the shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. Under the rules and interpretations of the Nasdaq Stock Market (“Nasdaq”), “non-routine” matters may substantially affect the rights or privileges of stockholders, such as mergers, stockholder proposals, elections of directors (even if not contested) and executive compensation, including the advisory stockholder votes on executive compensation and on the frequency of stockholder votes on executive compensation. Proposals 1 and 2 is considered to be non-routine. Proposal 3 is considered to be routine.

Can I change my vote after submitting my proxy?

Stockholder of Record: Shares Registered in Your Name: If you are the record holder of your shares, you can revoke your proxy at any time before the final vote at the Annual Meeting. Your most current proxy card or telephone or Internet proxy is the one that will be counted. You may revoke your proxy in any one of the following ways:

●	You may submit another properly completed proxy card with a later date;

●	You may grant a subsequent proxy by telephone or through the Internet;

●	You may send a timely written notice that you are revoking your proxy to the Company’s Secretary at Immunome, Inc., 665 Stockton Drive, Suite 300, Exton, PA 19341; or

●	You may attend the Annual Meeting via the live webcast and vote electronically, but simply attending the Annual Meeting via the live webcast without voting will not, by itself, revoke your proxy.

Beneficial Owner: Shares Registered in the Name of Broker or Bank: If your shares are held by your broker, bank or other agent, you should follow the instructions provided by your broker, bank or other agent.

How are votes counted?

Votes will be counted by the inspector of election appointed for the Annual Meeting.

●	For Proposal 1, election of directors, the two nominees receiving the most “For” votes properly cast and entitled to vote on the election of directors will be elected (i.e., a plurality of the votes cast). Only votes “For” will affect the outcome.

●	For Proposal 2, amendment to our Amended and Restated Certificate of Incorporation to reflect new Delaware law provisions regarding officer exculpation, “For” votes from the holders of a majority of the shares of our common stock outstanding as of the Record Date must be received to approve this proposal. If you “Abstain” from voting, it will have the same effect as an “Against” vote. Broker non-votes will have the same effect as an “Against” vote.

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●	For Proposal 3, ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023, “For” votes from the holders of a majority of votes properly cast and entitled to vote on the matter must be received to approve this proposal. If you “Abstain” from voting, it will have no effect. Broker non-votes will also have no effect.

The following table summarizes how votes, abstentions and broker non-votes are treated with respect to our proposals:

Proposal	Votes Required	Treatment of Abstentions and Broker Non-Votes	Broker Discretionary Voting
Item 1: Election of Class III Directors for a Three-Year Term Expiring in 2026	Plurality of the votes cast	Abstentions and broker non-votes will not be taken into account in determining the outcome of the proposal	No

Item 2: Amendment to our Amended and Restated Certificate of Incorporation to reflect new Delaware law provisions regarding officer exculpation	Majority of shares outstanding	Abstentions and broker non-votes will have the same effect as an “Against” vote	No

Item 3: Ratification of Appointment of Ernst & Young as our Independent Registered Public Accounting Firm for 2023	Majority of the votes cast	Abstentions and broker non-votes will not be taken into account in determining the outcome of the proposal	Yes

What are “broker non-votes”?

As discussed above, when a beneficial owner of shares held in street name does not give voting instructions to his or her broker, bank or other securities intermediary holding his or her shares as to how to vote on matters deemed to be “non-routine”, the broker, bank or other such agent cannot vote the shares. These un-voted shares are counted as “broker non-votes.”

As a reminder, if you a beneficial owner of shares held in street name, in order to ensure your shares are voted in the way you would prefer, you must provide voting instructions to your broker, bank or other agent by the deadline provided in the materials you receive from your broker, bank or other agent.

What is the quorum requirement?

A quorum of stockholders is necessary to hold a valid Annual Meeting. A quorum will be present if stockholders holding at least a majority of the outstanding shares entitled to vote are present at the Annual Meeting via the live webcast or represented by proxy. On the record date, there were [●] shares outstanding and entitled to vote. Thus, the holders of [●] shares must be present at the Annual Meeting via the live webcast or represented by proxy to have a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote electronically at the Annual Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the holders of a majority of shares present at the Annual Meeting via the live webcast or represented by proxy may adjourn the Annual Meeting to another date.

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How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. In addition, final voting results will be published in a current report on Form 8- K that we expect to file within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.

Who pays the costs of this proxy solicitation?

The Company will pay all the costs of soliciting proxies. In addition to these proxy materials, our directors and employees may also solicit proxies by telephone, or by other means of communication, and they will not be paid any additional compensation for solicitation. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

What does it mean if I receive more than one Notice?

If you receive more than one Notice, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on the Notices to ensure that all of your shares are voted.

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ITEMS TO BE VOTED ON

ITEM 1:

ELECTION OF CLASS III DIRECTORS FOR A THREE-YEAR TERM EXPIRING IN 2026

At the Annual Meeting, our stockholders will vote on the election of two Class III director nominees named in this Proxy Statement as directors, each to serve until our 2026 Annual Meeting of Stockholders and until their respective successors are elected and qualified. The Board has unanimously nominated Richard A. Baron and Philip Wagenheim for election to the Board at the Annual Meeting.

Each of the nominees has agreed to be named and to serve, and we expect each nominee to be able to serve if elected. If any nominee is unable to serve, the Nominating and Corporate Governance Committee will recommend to the Board a replacement nominee. The Board may then designate the other nominee to stand for election. If you voted for the unavailable nominee, your vote will be cast for his replacement.

THE BOARD UNANIMOUSLY RECOMMENDS STOCKHOLDERS VOTE FOR THE ELECTION OF RICHARD A. BARON AND PHILIP WAGENHEIM

ITEM 2:

AMENDMENT OF OUR AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO REFLECT NEW DELAWARE LAW PROVISIONS REGARDING OFFICER EXCULPATION

The State of Delaware, which is our state of incorporation, recently enacted legislation that enables Delaware companies to limit the liability of certain of their officers in limited circumstances under Section 102(b)(7) of the Delaware General Corporate Law (“DGCL”). The Board has determined that it is advisable to amend our Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”), subject to stockholder approval, to provide for the elimination or limitation of personal liability of certain of our officers for monetary damages in the specific circumstances authorized by Delaware law, and has voted to recommend that the stockholders approve this amendment. Article VI of our Amended and Restated Certificate of Incorporation currently provides for the elimination of the monetary liability of directors to the fullest extent under applicable law and this proposed amendment would provide for the same treatment for our officers. The proposed amendment would eliminate or limit the personal liability of certain of the Company’s officers for monetary damages for breach of the duty of care in certain actions. The provision would not apply to breaches of the duty of loyalty to the Company or its stockholders, acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, or any transaction in which the officer derived an improper personal benefit. The provision also would not eliminate or limit the liability of such officers for claims brought by or in the right of the corporation, such as derivative claims. The full text of the proposed amendment to the Certificate of Incorporation is attached to this proxy statement as Appendix A.

The Board believes that it is necessary to provide protection to officers to the fullest extent permitted by law in order to attract and retain top talent. Taking into account the limitations on the types of exculpation permitted, the Board believes that the proposed amendment balances stockholders’ interest in accountability and their interest in the Company being able to attract and retain quality officers. The affirmative vote of a majority of the shares of common stock outstanding and entitled to vote at the Annual Meeting is required to approve the amendment to our Amended and Restated Certificate of Incorporation to reflect the new Delaware law provisions regarding officer exculpation.

THE BOARD UNANIMOUSLY RECOMMENDS STOCKHOLDERS VOTE FOR THE AMENDMENT TO OUR AMENDED AND RESTATED CERTIFICATE OF INCORPORATION.

ITEM 3:

RATIFICATION OF APPOINTMENT OF ERNST & YOUNG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2023

The Audit Committee of the Board has selected Ernst & Young to serve as our independent registered public accounting firm to audit the financial statements of the Company for the fiscal year ending December 31, 2023, and to perform audit-related services. Ernst & Young has served as our independent registered public accounting firm since October 4, 2022. From December 3, 2019 until our engagement of Ernst & Young, Deloitte & Touche served as our independent accounting firm to perform audit services. Stockholders are hereby asked to ratify the Audit Committee’s appointment of Ernst & Young as our independent registered public accounting firm for the fiscal year ending December 31, 2023.

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Although stockholder ratification of the appointment of Ernst & Young to serve as our independent registered public accounting firm is not required, the Board is submitting the appointment of Ernst & Young for ratification to obtain the views of stockholders and as a matter of good corporate governance. If the appointment is not ratified, the Audit Committee will reconsider whether to retain Ernst & Young.

Representatives of Ernst & Young are expected to virtually attend the Annual Meeting where they will be available to respond to appropriate questions and, if they desire, to make a statement.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE RATIFICATION OF ERNST & YOUNG LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2023.

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INFORMATION REGARDING THE BOARD

BOARD STRUCTURE AND COMPOSITION

The Board is the Company’s ultimate decision-making body, except with respect to those matters reserved to the stockholders under applicable law. The Board selects the members of our senior management team, who in turn are responsible for the day-to-day operations of the Company. The Board acts as an advisor and counselor to senior management team and oversees their performance.

Our Amended and Restated Bylaws, or Bylaws, provide that the number of members of the Board shall be fixed by the Board from time to time. The Board consists of directors divided into three classes, with each class holding office for a three-year term. Messrs. Baron and Wagenheim, current Class III directors, have been nominated by the Board for election at the Annual Meeting for three-year terms that will expire at the 2026 Annual Meeting of Stockholders and until their respective successors, if any, are elected or appointed, or their respective earlier death, resignation, retirement, disqualification or removal.

Each nominee has agreed to be named and to serve, and we expect each nominee to be able to serve if elected. If any nominee is unable to serve, the Nominating and Corporate Governance Committee will recommend to the Board a replacement nominee. The Board may then designate the other nominee to stand for election. If you voted for the unavailable nominee, your vote will be cast for their replacement.

The Nominating and Corporate Governance Committee of the Board is responsible for recommending the composition and structure of the Board, for developing criteria for Board membership and identifying individuals that it believes are qualified to become Board members. This committee regularly reviews director competencies, qualities and experiences, with the goal of ensuring that the Board is comprised of an effective team of directors who function collegially and who are able to apply their experience toward meaningful contributions to our business strategy and oversight of our performance, risk management, organizational development and succession planning.

CRITERIA FOR BOARD MEMBERSHIP

The Board will determine the appropriate characteristics, skills and experience for the Board as a whole and for its individual members. The Board considers director nominee recommendations from the Nominating and Corporate Governance Committee. The Board will consider the minimum general criteria set forth below, and may add any specific additional criteria with respect to specific searches, in selecting candidates and existing directors for service on the Board. An acceptable candidate may not fully satisfy all of the criteria, but is expected to satisfy nearly all of them. The Board believes that director candidates should have certain minimum qualifications, including being able to read and understand basic financial statements and having the highest personal integrity and ethics.

In considering candidates recommended by the Nominating and Corporate Governance Committee, the Board intends to consider such factors as: (i) possessing relevant expertise upon which to be able to offer advice and guidance to management; (ii) having sufficient time to devote to the affairs of the Company; (iii) demonstrating excellence in his or her field; (iv) having the ability to exercise sound business judgment; (v) experience as a Board member or executive officer of another publicly held company; (vi) having a diverse personal background, perspective and experience; and (vii) having the commitment to rigorously represent the long-term interests of the Company’s stockholders.The Board reviews candidates for director nomination in the context of the current composition of the Board, the operating requirements of the Company and the long-term interests of the Company’s stockholders. In conducting this assessment, the Board considers diversity, age, skills, and such other factors as it deems appropriate given the current needs of the Board and the Company to maintain a balance of knowledge, experience and capability. In the case of incumbent directors whose terms of office are set to expire, the Board reviews such directors’ overall service to the Company during their term, including the number of meetings attended, level of participation, quality of performance, and any other relationships and transactions that might impair such directors’ independence. In the case of new director candidates, the Board also determines whether the nominee must be independent for purposes of satisfying applicable listing requirements.

SELECTION OF CANDIDATES

Process for Identifying and Evaluating Nominees for Director

The Nominating and Corporate Governance Committee will evaluate director nominees in the context of the current composition of the Board, the operating requirements of the Company and the long-term interests of stockholders. In conducting this assessment, the Nominating and Corporate Governance Committee will consider the Board membership criteria set forth above, as well as such other factors as it deems appropriate given the current needs of the Board and the Company to maintain a balance of knowledge, experience and capability. While the Company does not have a formal policy on Board diversity, the Nominating and Corporate Governance Committee considers the value of diversity on the Board in evaluating director nominees.

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Accordingly, the Nominating and Corporate Governance Committee’s evaluation of director nominees for service on the Board includes consideration of their ability to contribute to the diversity of personal and professional experiences, opinions, perspectives and backgrounds on the Board.

In the case of incumbent directors whose terms of office are set to expire, the Nominating and Corporate Governance Committee will review such directors’ overall service to the Company during their term, including the number of meetings attended, level of participation, quality of performance, and any other relationships and transactions that might impair such directors’ independence.

The Nominating and Corporate Governance Committee will also determine whether the potential candidates satisfy the independence requirements of Nasdaq, which determination will be based upon applicable rules of the exchange, the applicable rules and regulations of the SEC and the advice of counsel, if necessary. In the case of new director candidates, the Nominating and Corporate Governance Committee will use its network of contacts to find a list of potential candidates, but may also engage, if it deems appropriate, a professional search firm. The Nominating and Corporate Governance Committee will conduct any appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates after considering the function and needs of the Board.

The Nominating and Corporate Governance Committee will periodically meet to discuss and consider potential new candidates. After conducting the required diligence, if the Nominating and Corporate Governance Committee so determines by majority vote, it will select a nominee for recommendation to the Board.

Stockholder Recommendations of Director Nominees

The Nominating and Corporate Governance Committee will consider director candidates recommended by Company stockholders. The Nominating and Governance Committee does not intend to alter the manner in which it evaluates a candidate for nomination to the Board based on whether or not the candidate was recommended by a Company stockholder.

Company stockholders who wish to recommend individuals for consideration by the Nominating and Governance Committee to become nominees for election to the Board at an annual meeting of stockholders must do so pursuant to the terms of and procedures specified in our Bylaws.

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INFORMATION REGARDING OUR DIRECTORS

CLASS III DIRECTORS (OUR NOMINEES) — PRESENT TERMS EXPIRING AT THE ANNUAL MEETING AND PROPOSED TERMS TO EXPIRE IN 2026

Richard A. Baron	Director Since: 2020	Committee Memberships: Audit (Chair), Compensation, Science and Technology

Richard A. Baron, age 67, has served as a member of the Board since September 2020. Since 2011, Mr. Baron has served as a strategic advisor to early stage companies in the pharmaceuticals, biotechnology and technologies industries through RA Baron Associates LLC. From March 2015 to August 2016, he was Vice President of Finance and Chief Financial Officer of Zynerba Pharmaceuticals, Inc., a specialty pharmaceuticals company. Prior to that, he served as Senior Vice President of Finance and Chief Financial Officer of Globus Medical, Inc., an orthopedic spine company, from 2012 to January 2015. In addition to these roles, Mr. Baron has been the Chief Financial Officer for various companies in the biotechnology, managed care and generic pharmaceuticals industries. Mr. Baron began his career in audit and tax services at PricewaterhouseCoopers and Ernst & Young. Mr. Baron received his B.S. in Economics at The Wharton School of the University of Pennsylvania and earned a C.P.A.

Skills & Qualifications: Mr. Baron’s industry experience and significant financial expertise qualify him to serve on the Board.

Philip Wagenheim	Director Since: 2017	Committee Memberships: None

Philip Wagenheim, age 52, has served as a member of the Board since December 2017 and served as our interim Chief Executive Officer from January 2017 to March 2017. Mr. Wagenheim has served as a Managing Member of Broadband Capital Partners, LLC since April 2016. He has also served as Vice Chairman of and held various leadership roles at Broadband Capital Management LLC and its affiliates since March 2000. He also served as Secretary, President and a member of the board of directors of Committed Capital Acquisition Corporation II from April 2014 to June 2017. Mr. Wagenheim received his B.B.A. from the University of Miami in 1992.

Skills & Qualifications: Mr. Wagenheim’s extensive experience as a venture capital investor in the life science industry and financial expertise qualifies him to serve on the Board.

CONTINUING DIRECTORS

CLASS I DIRECTORS — TERMS EXPIRING AT THE 2024 ANNUAL MEETING OF STOCKHOLDERS

John L. LaMattina, Ph.D.	Director Since: 2017	Committee Memberships: Audit, Compensation (Chair), Nominating and Corporate Governance, Science and Technology

John L. LaMattina, Ph.D., age 73, has served as a member of the Board since October 2017. Dr. LaMattina has served as a director at PureTech Health (LSE: PRTC, Nasdaq: PRTC) since November 2010 and Ligand Pharmaceuticals Incorporated (Nasdaq: LGND) since February 2011, both of which are public companies, as well as Vedanta Biosciences since February 2012. He has served as a scientific advisor to Frequency Therapeutics since August 2017. He served on the board of directors of Zafgen, Inc. from January 2014 until May 2020 and Gelesis Inc. (NYSE: GLS) from October 2009 to February 2019. Dr. LaMattina was previously President of Pfizer Global Research and Development and Senior Vice President of Pfizer, Inc., having held previous positions at Pfizer, including Vice President of US Discovery Operations, Senior Vice President of Worldwide Discovery Operations and Senior Vice President of Worldwide Development. Dr. LaMattina received his B.S. in Chemistry from Boston College and a Ph.D. in Organic Chemistry from the University of New Hampshire. Dr. LaMattina completed his postdoctoral studies as a National Institutes of Health Postdoctoral Fellow at Princeton University.

Skills & Qualifications: Dr. LaMattina’s experience as a member of the board of directors of several biotechnology companies and his comprehensive understanding of the industry qualifies him to serve on the Board.

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Mike Rapp	Director Since: 2015	Committee Memberships: None

Mike Rapp, age 55, has served as of the Chairman of the Board since December 2015. Mr. Rapp has served as a Managing Member of Broadband Capital Investments, LLC, since January 2017 and has served as Chairman of and held various leadership roles at Broadband Capital Management LLC and its affiliates since March 2000. He was the Chief Executive Officer and Chairman of Committed Capital Acquisition Corporation II from 2014 to 2017. Mr. Rapp was Managing Member of HF Investments and its affiliates from April 2017 to November 2020. Mr. Rapp has served as a board member of Hudson Equity Partners LLC since May 2012 and of Hydrofarm Inc. from April 2017 until November 2020. Mr. Rapp received his B.A. in Psychology from the University of Michigan-Ann Arbor.

Skills & Qualifications: Mr. Rapp’s extensive experience as a venture capital investor, financial executive and board member qualifies him to serve on the Board.

Purnanand D. Sarma, Ph.D.	Director Since: 2019	Committee Memberships: None

Purnanand D. Sarma, Ph.D., age 58, has served as our President and Chief Executive Officer and as a member of the Board since June 2019. Prior to joining us, Dr. Sarma served as President, Chief Executive Officer and a member of the board of directors at TARIS Biomedical LLC from July 2010 to December 2018. He has also previously served as Vice President and General Manager of World-Wide Drug Delivery Technologies at Cephalon Corporation and served in several roles at Nektar Therapeutics and SmithKline Beecham Pharmaceuticals (now GlaxoSmithKline). Dr. Sarma received a B.Pharm. from Andhra University in Visakhapatnam, India, and a Ph.D. in Pharmaceutics from the University of Minnesota.

Skills & Qualifications: Dr. Sarma’s extensive experience in the pharmaceutical industry and executive leadership experience qualify him to serve on the Board.

CLASS II DIRECTORS — TERMS EXPIRING AT THE 2025 ANNUAL MEETING OF STOCKHOLDERS

Michael Lefenfeld	Director Since: 2017	Committee Memberships: Audit, Compensation, Nominating and Corporate Governance (Chair)

Michael Lefenfeld, age 42, has served as a member of the Board since October 2017. Mr. Lefenfeld has served as President and Chief Executive Officer of Hexion Inc. and on the board of directors of Hexion Inc. since January 2023. Mr. Lefenfeld previously served as President and Chief Executive Officer and on the board of directors of Cyanco from March 2018 to September 2022. He also previously served on the board of directors of SiGNa Chemistry from 2007 to 2020 and as President and Chief Executive Officer of SiGNa Chemistry from 2007 to 2018. Mr. Lefenfeld received his B.S. in Chemical Engineering at Washington University in St. Louis, his M.S. in Chemistry at Columbia University and an executive education certificate at Stanford University’s Graduate School of Business.

Skills & Qualifications: Mr. Lefenfeld’s corporate management experience and industry knowledge qualify him to serve on the Board.

Franklyn G. Prendergast, M.D., Ph.D.	Director Since: 2021	Committee Memberships: Nominating and Corporate Governance, Science and Technology

Franklyn G. Prendergast, M.D., Ph.D., age 78, has served as a member of the Board since June 2021. Dr. Prendergast is a renowned medical and academic research professional who received the 2019 Mayo Distinguished Alumni award and the 2021 Mayo Doctor of Medical Science, honoris causa, and has over 45 years of association with the Mayo Foundation. Dr. Prendergast has served as a director of Perimeter Medical Imaging AI, Inc. (OTC:PYNKF) since 2017, Neubase Therapeutics, Inc. (Nasdaq: NBSE) since July 2019 and Lantern Pharma Inc. (Nasdaq: LTRN) since June 2020. Dr. Prendergast served as a director of Eli Lilly and Co. (NYSE: LLY) from 1995 until 2017, and a director of Vyant Bio, Inc. (Nasdaq: VYNT) from 2014 until 2020. Dr. Prendergast received his medical degree with honors from the University of the West Indies in 1968 and after an internship attended Lincoln College, University of Oxford, as a Rhodes Scholar where he obtained a B.A. with First Class Honors in 1971 and M.A. in 1979. He commenced a residency in Internal Medicine at the Mayo Clinic in 1971 and subsequently obtained a Ph.D. in biochemistry from the joint Mayo Graduate School/University of Minnesota program in 1977.

Skills & Qualifications: Dr. Prendergast’s significant medical experience and life science industry experience qualify him to serve on the Board.

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CORPORATE GOVERNANCE AND RISK MANAGEMENT

We are committed to good corporate governance and integrity in our business dealings. We believe that strong corporate governance practices that provide meaningful rights to our stockholders and ensure Board and management accountability are key to our relationship with our stockholders. We strive to have regular, constructive conversations with our stockholders to better understand our stockholders’ priorities and perspectives.

Our governance practices are documented in our Amended and Restated Certificate of Incorporation, or Certificate, our Bylaws, our Code of Business Conduct and Ethics, or the Code of Conduct, our Corporate Governance Guidelines and the charters of the committees of the Board, or the Committees. Aspects of our governance documents are summarized below. You can find our charters for each Committee, our Code of Conduct and our Corporate Governance Guidelines on our website at www.immunome.com under “Investors — Governance — Governance Documents.”

BOARD INDEPENDENCE

As required under Nasdaq listing standards, a majority of the members of a listed company’s board of directors must qualify as “independent,” within one year of listing, as affirmatively determined by the Board. The Board consults with the Company’s counsel to ensure that the Board’s determinations are consistent with relevant securities and other laws and regulations regarding the definition of “independent,” including those set forth in pertinent listing standards of Nasdaq, as in effect from time to time.

The Board has determined that, with the exception of Dr. Sarma and Mr. Wagenheim, each of our directors is an “independent director,” as defined under the rules of Nasdaq. In making this determination, the Board considered the relationships that each such non-employee director has with the Company and all other facts and circumstances that the Board deemed relevant in determining their independence, including the beneficial ownership of our common stock by each non-employee director. Our independent directors generally meet in executive session at each regularly scheduled Board meeting.

BOARD LEADERSHIP STRUCTURE

Currently, our leadership structure separates the offices of Chief Executive Officer, or CEO, and Chairman of the Board with Dr. Sarma serving as our CEO and Mr. Rapp serving as Chairman of the Board. The Board believes that the current separation of the positions of CEO and Chairman of the Board reinforces the independence of the Board from management, creates an environment that encourages objective oversight of management’s performance and enhances the effectiveness of the Board as a whole. While the Board does not have a formal policy with respect to the separation of the offices of CEO and Chairman of the Board, the Board believes it is important to retain its flexibility to allocate the responsibilities of the officers of Chairman of the Board and CEO in any way that is in the best interest of the Company at a given point in time.

BOARD COMMITTEES

The Board has established the following Committees to assist in discharging its duties: the Audit Committee, the Compensation Committee, the Nominating and Corporate Governance Committee and the Science and Technology Committee. Each member of our Committees is an independent director as that term is defined by the SEC and Nasdaq. The primary responsibilities of each of the Committees and the Committee memberships are provided below under the section entitled “Board Attendance, Committee Meetings and Committee Membership.” Each of the Committees has the authority, as its members deem appropriate, to engage legal counsel or other experts or consultants in order to assist the Committee in carrying out its responsibilities.

RISK MANAGEMENT

One of the key functions of the Board is to oversee our risk management process. The Board does not have a standing risk management committee, but rather administers this oversight function directly through the Board as a whole, as well as through various standing committees of the Board that address the risks inherent in their respective areas of oversight. In particular, the Board is responsible for monitoring and assessing strategic risk exposure and the Audit Committee has the responsibility to consider and discuss our major financial risk exposures and the steps our management has taken to monitor and control these exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken. In addition, the Board meets with certain members of our executive team, including the heads of our business, compliance and regulatory functions, who discuss the risks and exposures involved in their respective areas of responsibility as well as any developments that could impact our risk profile or other aspects of our business.

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While the Board has the ultimate oversight responsibility for the risk management process, its Committees oversee risk in certain specified areas.

For example:

●	The Audit Committee oversees management of financial reporting, approval of related-party transactions, compliance and litigation risks, including risks related to our insurance, information technology, cybersecurity, human resources, regulatory matters, internal controls, as well as the steps management has taken to monitor and control such exposures.

●	The Compensation Committee is responsible for overseeing the management of risks relating to our executive compensation policies, plans and arrangements and the extent to which those policies or practices increase or decrease risk for the Company.

●	The Nominating and Corporate Governance Committee manages risks associated with the independence of the Board, potential conflicts of interest that could impact independence and the effectiveness of the Board.

EVALUATING BOARD EFFECTIVENESS

The Board, led by the Nominating and Corporate Governance Committee, is committed to continuous improvement, and annual self-evaluations are an important tool for evaluating effectiveness. It has established and conducts an annual self-evaluation of the Board, which is presented by the Chair of the Nominating and Corporate Governance Committee to the Board for discussion. In addition, each committee conducts an annual self-assessment in a review process similar to that used by the Board.

CODE OF CONDUCT

We have a written Code of Conduct that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. The Code of Conduct covers fundamental ethical and compliance-related principles and practices such as accurate accounting records and financial reporting, avoiding conflicts of interest, the protection and use of our property and information and compliance with legal and regulatory requirements. The Code of Conduct and any amendments thereto, or any waivers of its requirements, are disclosed on our website at www.immunome.com.

CORPORATE GOVERNANCE GUIDELINES

We have a written set of corporate governance guidelines that are designed to help ensure effective corporate governance of the Company. Our corporate governance guidelines cover topics including, but not limited to, the size and composition of the Board, Board membership criteria, director qualifications and duties, Board committees, director compensation and director communications with third parties. Succession planning for the Board is critical to our success. Our goal is to achieve a Board that provides effective oversight of the Company through the appropriate balance of diversity of perspectives, experience, expertise and skills. Our corporate governance guidelines are reviewed at least annually by the Nominating and Corporate Governance Committee and amended by the Board when appropriate.

BOARD INDEPENDENCE; COMMITTEE MEMBERSHIP AND MEETINGS

The following table sets forth information regarding each director’s independence and roles on the Board.

Director	Independent	Board	AC	CC	NCGC	STC
Richard A. Baron	Yes	M	C	M		M
John L. LaMattina, Ph.D.	Yes	M	M	C	M	M
Michael Lefenfeld	Yes	M	M	M	C
Mike Rapp	Yes	C
Purnanand D. Sarma, Ph.D.	No	M
Philip Wagenheim	No	M
Franklyn G. Prendergast, M.D., Ph.D.	Yes	M			M	M

AC = Audit Committee

C = Chair

CC = Compensation Committee

M = Member

NCGC = Nominating and Corporate Governance Committee

STC = Science and Technology Committee

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During 2022, the Board held ten meetings, the Compensation Committee held five meetings, the Audit Committee held seven meetings, the Nominating and Corporate Governance Committee did not hold any meetings and the Science and Technology Committee held three meetings. The Board and each Committee also acted by written consent on various matters throughout the year. Each director attended at least 75% of the aggregate of the number of meetings of the Board and the number of meetings of each Committee on which the director served in 2022.

Audit Committee

The Audit Committee assists the Board by providing oversight of our financial management, independent auditor and financial reporting procedures, as well as such other matters as directed by the Board or the Audit Committee Charter. Among other things, the Audit Committee’s responsibilities include:

●	selecting a firm to serve as the independent registered public accounting firm to audit our consolidated financial statements;

●	helping to ensure the independence and performance of the independent registered public accounting firm;

●	discussing the scope and results of the audit with the independent registered public accounting firm, and reviewing, with management and that firm, our interim and year-end operating results;

●	establishing procedures for employees to anonymously submit concerns about questionable accounting or audit matters;

●	considering the adequacy of our internal controls and internal audit function;

●	monitoring compliance with the code of business and conduct and ethics for financial management;

●	reviewing material related party transactions or those that require disclosure; and

●	approving or, as permitted, pre-approving all audit and non-audit services to be performed by the independent registered public accounting firm.

The members of the Audit Committee are Messrs.  Baron (Chair) and Lefenfeld and Dr. LaMattina. The Board has determined that all members of the Audit Committee are “independent” and all members are financially literate under the applicable rules and regulations of the SEC and Nasdaq. The Board also has determined that Mr. Baron qualifies as an “audit committee financial expert” within the meaning of SEC regulations. This designation does not impose any duties, obligations or liabilities that are greater than those that are generally imposed on members of the Audit Committee and the Board.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee identifies qualified individuals for membership on the Board, recommends to the Board the director nominees to fill vacancies on the Board and to stand for election at the next annual meeting of stockholders, develops and recommends to the Board a set of corporate governance guidelines for the Board and provides oversight of the corporate governance affairs of the Board, as well as such other matters as directed by the Board or the Nominating and Corporate Governance Charter. Among other things, the Nominating and Corporate Governance Committee’s responsibilities include:

●	identifying and recommending candidates for membership on the Board;

●	reviewing and recommending our corporate governance guidelines and policies;

●	reviewing proposed waivers of the code of conduct for directors and executive officers;

●	overseeing the process of evaluating the performance of the Board; and

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●	assisting the Board on corporate governance matters.

The Nominating and Corporate Governance Committee is responsible for identifying individuals that the Nominating and Corporate Governance Committee believes are qualified to become Board members, as described above in the section entitled “Board Structure and Composition.”

The members of the Nominating and Corporate Governance Committee are Mr. Lefenfeld (Chair), Dr. LaMattina and Dr. Prendergast. The Board has determined that all Nominating and Corporate Governance Committee members are independent under the listing standards of Nasdaq.

Compensation Committee

The Compensation Committee reviews the performance and development of our management in achieving corporate goals and objectives and assures that our executive officers (including our CEO) are compensated effectively in a manner consistent with our strategy, competitive practice and stockholder interests, as well as such other matters as directed by the Board or the Compensation Committee Charter. Among other things, the Compensation Committee’s responsibilities include:

●	reviewing and approving, or recommending that the Board approve, the compensation of our executive officers;

●	reviewing and recommending to the Board the compensation of our directors;

●	administering our stock and equity incentive plans;

●	reviewing and approving, or making recommendations to the Board with respect to, incentive compensation and equity plans; and

●	reviewing our overall compensation philosophy.

The Compensation Committee has the authority to form and delegate authority to one or more subcommittees as it deems appropriate from time to time under the circumstances. The Compensation Committee annually reviews the performance of each of the executive officers, including the CEO. In accordance with the authority granted to it, the Committee then either determines the compensation of each executive officer or makes recommendations regarding such compensation to the Board for approval.

The members of the Compensation Committee are Dr. LaMattina (Chair) and Messrs. Baron and Lefenfeld. The Board has determined that all Compensation Committee members are independent under the listing standards of Nasdaq and are “non-employee directors” for purposes of Rule 16b-3 under the Securities Exchange Act of 1934, or the Exchange Act.

Science and Technology Committee

The Science and Technology Committee reviews and discusses the Company’s research and development activities on behalf of the Board. Among other things, the Science and Technology Committee’s responsibilities include:

●	reviewing, evaluating and advising the Board regarding goals and objectives for the Company’s research and development programs;

●	evaluating trends in regulatory regimes and relation to the Company’s proposed regulatory path;

●	reviewing and recommending strategic approaches to acquiring, divesting and maintaining technology positions;

●	identifying and discussing significant emerging trends and issues in science and technology and the competitive landscape, and recommending to the Board and management emerging technologies for the Company to pursue; and

●	consulting with management regarding the Company’s intellectual property portfolio and the prosecution, maintenance and protection of the same in support of the Company’s new product development and lifecycle management efforts.

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The Science and Technology Committee has the authority to form and delegate authority to one or more subcommittees as it deems appropriate from time to time under the circumstances. The members of the Science and Technology Committee are Dr. Prendergast, Messrs. Baron and LaMattina. The Board has determined that all Science and Technology Committee members are independent under the listing standards of Nasdaq and are “non-employee directors” for purposes of Rule 16b-3 under the Exchange Act.

BOARD DIVERSITY

As presently constituted, the Board represents a deliberate mix of members who have a deep understanding of our business as well as members who have different skill sets and points of view. The matrix below summarizes the self-identified gender and demographic background statistics for our Board. Each of the categories listed in the matrix below has the meaning given to it in Nasdaq Listing Rule 5605(f).

Board Diversity Matrix (As of April [__], 2023)
Total Number of Directors		7
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	-	7	-	-
Part II: Demographic Background
African American or Black	-	-	-	-
Alaskan Native or Native American	-	-	-	-
Asian	-	1	-	-
Hispanic or Latino	-	-	-	-
Native Hawaiian or Pacific Islander	-	-	-	-
White	-	5	-	-
Two or More Races or Ethnicities	-	1	-	-
LGBTQ+	-
Did Not Disclose Demographic Background	-

FAMILY RELATIONSHIPS

There are no family relationships among any of our directors or executive officers.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

During the fiscal year ended December 31, 2022 and as of the date of this Proxy Statement, none of the members of the Compensation Committee was or is one of our officers or employees, and none of our executive officers has served or serves on the compensation committee or board of any company that employed or employs any member of the Compensation Committee or the Board.

STOCKHOLDER ENGAGEMENT

Engaging with our stockholders is an integral component of maintaining strong corporate governance practices. We make considerable effort to ensure that the views of stockholders are heard by the Board or individual directors or executive officers, as applicable, and that appropriate responses are provided to stockholders in a timely manner. We believe our responsiveness to stockholder communications to the Board has been excellent. Our goal is to continue to communicate with our stockholders through various platforms, including via our website at www.immunome.com, in print and in person at investor presentations or stockholder meetings.

STOCKHOLDER AND OTHER INTERESTED PARTY COMMUNICATIONS WITH THE BOARD

Stockholders and other interested parties who wish to communicate with the non-management or independent members of the Board may do so by letters addressed to the attention of our Chief Legal Officer. All such communications will be reviewed by the Chief Legal Officer and routed to the appropriate member(s) of the Board.

The address for these communications is:

Immunome, Inc.

665 Stockton Drive, Suite 300

Exton, Pennsylvania 19341

Attn: Chief Legal Officer

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DIRECTOR COMPENSATION

We have designed and implemented our compensation program for our non-employee directors to attract, motivate and retain individuals who are committed to our values and goals and who have the expertise and experience that we need to achieve those goals.

NON-EMPLOYEE DIRECTOR COMPENSATION POLICY

On June 15, 2022, the Board adopted a second amended and restated non-employee director compensation policy, the material terms of which are summarized in the table below:

Compensation Elements — Non-Employee Director Compensation Program

Annual Board Member Retainer

Director Retainer	$35,000

Chairman Additional Retainer	$35,000

Annual Committee Chair Retainer (inclusive of Annual Committee Member Retainer below)

Audit	$15,000

Compensation	$10,000

Nominating and Corporate Governance	$8,000

Science and Technology Committee	$8,000

Annual Committee Member Retainer

Audit	$7,500

Compensation	$5,000

Nominating and Corporate Governance	$4,000

Science and Technology Committee	$4,000

Equity Awards

Initial Equity Award	Each non-employee director received, upon his initial election or appointment to the Board, an option to purchase 13,000 shares of our common stock under the 2020 Equity Incentive Plan, or the 2020 Plan. Each of these options will vest in equal quarterly installments until all shares are vested on the third anniversary of the date of grant, subject to the non- employee director’s continued service as a director.

Annual Equity Award	On the date of each annual meeting of stockholders, each non-employee director will receive an option to purchase 6,500 shares of our common stock under the 2020 Plan, or a pro-rated amount based on the full months such director has served as a director if such director has not served on the Board for 12 months prior to the applicable annual meeting of stockholders. Each of these options will vest in equal quarterly installments over the four quarters following the date of grant such that the option is fully vested on the first anniversary of the date of grant, subject to the non-employee director’ continued service as a director. For each non-employee director who remains in continuous service until immediately prior to the closing of a change in control (as defined in the 2020 Plan), the shares subject to his or her then outstanding initial grant and annual grants that were granted under the director compensation policy will become fully vested immediately prior to the closing of such change in control. All options issued to our non-employee directors under our director compensation policy will be issued at exercise prices equal to the fair market value of our common stock on the date of grant and will have a term of ten years.

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The cash retainers above are payable in arrears in four equal quarterly installments within 30 days after the end of each calendar quarter in which the service occurred, provided that the amount of such payment will be prorated for any portion of such quarter that the director is not serving on the Board. We also reimburse our non-employee directors for reasonable travel and other expenses incurred in connection with attending meetings of the Board and any committee of the Board on which they serve.

DIRECTOR COMPENSATION TABLE

The following table below sets forth information for the fiscal year ended December 31, 2022 regarding the compensation of our non-employee directors.

	Fees Earned or Paid in	Option Awards
Name	Cash ($)	($)(1)	Total ($)
Mike Rapp (2)	70,000	12,142	82,142
Richard A. Baron	59,000	12,142	71,142
John L. LaMattina, Ph.D. (2)	60,500	12,142	72,642
Michael Lefenfeld (2)	55,500	12,142	67,642
Franklyn G. Prendergast, M.D., Ph.D.	43,000	12,142	55,142
Philip Wagenheim (2)	35,000	12,142	47,142

(1)	Amounts shown in this column do not reflect dollar amounts actually received by our directors. Instead, these amounts reflect the aggregate grant date fair value of each stock option granted in 2022 determined in accordance with the provisions of Financial Accounting Standards Board Accounting Standards, Codification Topic 718, Compensation — Stock Compensation, or FASB ASC Topic 718. The assumptions made in the calculation of these amounts are included in Note 12 of the Notes to the Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2022.

(2)	Mr. Rapp, Lefenfeld and Wagenheim and Dr. LaMattina elected to receive their 2022 compensation in the form of a stock grant pursuant to the Company’s second amended and restated non-employee director compensation policy in lieu of the Board and committee cash retainers owed for service on the Board in 2022. The number of shares issued to each such director is as follows: 17,500 shares of common stock were issued to Mr. Rapp; 13,875 shares of common stock were issued to Mr. Lefenfeld; 8,750 shares of common stock were issued to Mr. Wagenheim; and 15,125 shares of common stock were issued to Dr. LaMattina.

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EQUITY COMPENSATION PLAN INFORMATION

The following table provides certain aggregate information with respect to all of the Company’s equity compensation plans in effect as of December 31, 2022.

	(a)	(b)	(c)
Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders (1)	2,519,405	$9.60	1,677,637
Equity compensation plans not approved by security holders	-	$-	-
Total	2,519,405	$9.60	1,677,637

(1)	Consists of the 2008 Equity Incentive Award Plan (“2008 Plan”), the 2018 Equity Incentive Plan (“2018 Plan”), the 2020 Equity Incentive Plan (“2020 Plan”) and the 2020 Employee Stock Purchase Plan (“ESPP”). The 2020 Plan supersedes the 2008 Plan and 2018 Plan.

Summary Description of the Company’s 2018 Equity Incentive Plan and 2008 Equity Incentive Plan

In June 2018, the Company adopted the Immunome, Inc. 2018 Equity Incentive Plan, which was most recently amended and restated in March 2020 (the “2018 Plan”). The terms of the 2018 plan provide for the grant of incentive stock options, or ISOs, within the meaning of Section 422 of the Code, nonstatutory stock options, or NSOs, and other stock awards. Stock options granted under the 2018 Plan were required to have an exercise price not less than 100% of the fair market value of the common stock on the date of grant (or at least 110% of the fair market value per share of our common stock on the grant date in the case of ISOs granted to our stockholders that own more than 10% of the total combined voting power of all our classes of stock). The 2018 Plan was terminated prior to our initial public offering. However, the 2018 Plan continues to govern the terms and conditions of the outstanding awards previously granted thereunder.

In July 2008, the Company adopted the Immunome, Inc. 2008 Equity Incentive Plan, which was most recently amended and restated in January 2017 (the “2008 Plan”). The 2008 Plan was terminated upon the effectiveness of the 2018 Plan. However, the 2008 Plan continues to govern the terms and conditions of the outstanding awards previously granted thereunder.

Summary Description of the Company’s 2020 Equity Incentive Plan

In September 2020, the Company adopted the Immunome, Inc. 2020 Equity Incentive Plan (the “2020 Plan”). The terms of the 2020 Plan provide for the grant ISOs, within the meaning of Section 422 of the Code, NSOs, stock appreciation rights, restricted stock awards, restricted stock unit awards, performance awards, and other forms of equity compensation. Stock options may be granted under the 2020 Plan with an exercise price not less than 100% of the fair market value of the common stock on the date of grant. Stock options under the 2020 Plan may be granted with terms of up to ten years. The total number of shares of the Company’s common stock initially reserved for issuance under the 2020 Plan was equal to the sum of (i) 1,701,723 shares plus (ii) the number of shares reserved, and remaining available for issuance, under our 2018 Plan at the time our 2020 Plan became effective and (iii) the number of shares subject to stock options or other stock awards granted under our 2018 Plan and 2008 Plan that would have otherwise returned to our 2018 Plan (such as upon the expiration or termination of a stock award prior to vesting). Additionally, the number of shares of our common stock reserved for issuance under our 2020 Plan will automatically increase on January 1 of each calendar year, beginning on January 1, 2021 and continuing through and including January 1, 2030, by 4% of the total number of shares of our capital stock outstanding on December 31 of the preceding calendar year, or a lesser number of shares determined by our board of directors. The maximum number of shares that may be issued upon the exercise of ISOs under the 2020 Plan is 10,000,000 shares.

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Summary Description of the Company’s 2020 Employee Stock Purchase Plan

The 2020 Employee Stock Purchase Plan (“ESPP”) was adopted by the Company in 2020 and allows eligible employees to purchase shares of the Company’s common stock at a discount through payroll deductions of up to 15% of their eligible compensation, subject to any plan limitations. The ESPP generally provides for set offering periods, and at the end of each offering period, employees are able to purchase shares at 85% of the lower of the fair market value of the Company’s common stock on the first trading day of the offering period or on the first trading day of the offering period. The ESPP will authorize the issuance of 125,000 shares of our common stock pursuant to purchase rights granted to our employees or to employees of any of our designated affiliates. The number of shares of our common stock reserved for issuance will automatically increase on January 1 of each calendar year, from January 1, 2021 through January 1, 2030, by the lesser of (1) 1% of the total number of shares of our common stock outstanding on December 31 of the preceding calendar year, and (2) 1,000,000 shares; provided, that prior to the date of any such increase, our board of directors may determine that such increase will be less than the amount set forth in clauses (1) and (2). The Company’s executive officers are eligible to participate in the ESPP. No employee may purchase shares under the ESPP at a rate in excess of $25,000 worth of our common stock, based on the fair market value per share of our common stock at the beginning of an offering for each year such a purchase right is outstanding. Finally, no employee will be eligible for the grant of any purchase rights under the ESPP if immediately after such rights are granted, such employee has voting power over 5% or more of our outstanding common stock measured by vote or value pursuant to Section 424(d) of the Code.

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INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES

The Audit Committee works with our management in order to negotiate appropriate fees with Ernst & Young LLP (“Ernst & Young”) and is ultimately responsible for approving those fees. The following is a summary and description of fees for services provided by Ernst & Young LLP in 2022 and Deloitte and Touche LLP (“Deloitte”), our former auditors, in 2022 and 2021.

Service	2022		2021
Audit Fees (1)	$446,861	(2)	$625,388
Audit-Related Fees	-		-
Tax Fees	-		-
All Other Fees (3)	34,250		-
Total	$481,111		$625,388

(1)	“Audit fees” represented the aggregate fees for professional services rendered for the audit of our financial statements and the review of our quarterly financial statements on Form 10-Q that are customary under the standards of the Public Company Accounting Oversight Board (United States). Also included are the fees related to our Registration Statements on Form S-1, Form S-3 and Form S-8.

(2)	This amount consists of the aggregate audit fees for Deloitte and Ernst & Young in 2022. Deloitte audit fees in 2022 were $201,861 and Ernst & Young audit fees in 2022 were $245,000.

(3)	“All other fees” in 2022 consists of fees paid to Deloitte for professional services rendered for the transition of audit services from Deloitte to Ernst & Young in 2022.

AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES

The Audit Committee is responsible for appointing, retaining, setting compensation for, and evaluating and overseeing the work of the independent registered public accounting firm. The Audit Committee Charter establishes a policy that all audit and permissible non-audit services provided by the independent registered public accounting firm will be pre-approved by the Audit Committee.

All such audit and permissible non-audit services were pre-approved in accordance with this policy during the fiscal year ended December 31, 2022. These services may include audit services, audit-related services, tax services and other services. The Audit Committee considers whether the provision of each non-audit service is compatible with maintaining the independence of our independent registered public accounting firm. The responsibility to pre- approve audit and non-audit services may be delegated by the Audit Committee to one or more members of the Audit Committee; provided that any decisions made by such member or members must be presented to the full Audit Committee at its next scheduled meeting.

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AUDIT COMMITTEE REPORT

The primary purpose of the Audit Committee is to assist the Board in its general oversight of the Company’s financial reporting process.

Management is primarily responsible for the preparation, presentation, and integrity of the Company’s consolidated financial statements, accounting and financial reporting principles, internal controls and procedures designed to ensure compliance with accounting standards, applicable laws and regulations. The Company’s independent registered public accounting firm for the fiscal year ended December 31, 2022, Ernst & Young, is responsible for performing an independent audit of the consolidated financial statements and expressing an opinion on the conformity of those consolidated financial statements with generally accepted accounting principles.

The Audit Committee has reviewed and discussed the audited consolidated financial statements contained in the Company’s 2022 Annual Report with management and Ernst & Young. The Audit Committee has discussed with Ernst & Young the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC. In addition, Ernst & Young has provided the Audit Committee with the written disclosures and the letter required by the applicable requirements of the PCAOB regarding Ernst & Young’s communications with the Audit Committee concerning independence, and the Audit Committee has discussed with Ernst & Young its independence.

The Audit Committee also considered whether the independent registered public accounting firm’s provision of non-audit services to the Company is compatible with the auditor’s independence. The Audit Committee has concluded that the independent registered public accounting firm is independent from the Company and its management. Based on the considerations and discussions referred to above, the Audit Committee recommended to the Board that the audited consolidated financial statements be included in the Company’s 2022 Annual Report.

Members of the Immunome, Inc. Audit Committee
Richard Baron (Chair)
John LaMattina, Ph.D.
Michael Lefenfeld

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EXECUTIVE OFFICERS

The following table sets forth the name, age and position of each of our executive officers as of the date of this Proxy Statement:

Name	Position	Age
Purnanand D. Sarma, Ph.D.	President, Chief Executive Officer and Director	57
Corleen M. Roche	Chief Financial Officer	57
Sandra G. Stoneman	Chief Legal Officer and General Counsel	50
Dennis H. Giesing, Ph.D.	Chief Development Officer	70
Matthew K. Robinson, Ph.D.	Chief Technology Officer	54

Purnanand D. Sarma — For biographical information for Purnanand D. Sarma, see “Information Regarding Our Directors  — Continuing Directors.”

Corleen M. Roche has served as our Chief Financial Officer since April 2021. Ms. Roche served as the Chief Financial Officer, U.S. of Biogen Inc. from 2019 until April 2021, and served as the Chief Financial Officer U.S. Biopharma for Sandoz, a division of Novartis, from 2015 to 2019. Ms. Roche began her career at PricewaterhouseCoopers and has served as Chief Financial Officer at other companies including IoGenetics, Inc. and the Global Vaccines business unit at Wyeth Pharmaceuticals. Ms. Roche received her B.A. in Accountancy from Villanova University.

Sandra G. Stoneman has served as our Chief Legal Officer and General Counsel since October 2020. In this role, Ms. Stoneman serves as Corporate Secretary to the Board and leads the legal, corporate governance, intellectual property and human resources functions of the Company. Prior to her role at Immunome, Ms. Stoneman was a corporate partner at the law firm of Duane Morris LLP from 2002 to 2020, where she was co-lead of the firm’s Life Sciences interdisciplinary practice group and was a co-chair of the firm’s emerging companies division and was an associate at the Dechert law firm from 1997 to 2002. Ms. Stoneman is a 1997 graduate of Temple University School of Law, where she was an articles editor for the Temple Law Review, and received her B.A. in Sociology and Spanish from the State University of New York at Binghamton.

Dennis H Giesing, Ph.D. has served as our Chief Development Officer since March 2021. Prior to joining us, Dr. Giesing was with Johnson & Johnson from 2019 to 2021. Previously he served as Chief Scientific Officer at Taris Biomedical for nearly 12 years, heading the development of innovative treatments for bladder diseases including overactive bladder and bladder cancer, leading to its acquisition by Johnson & Johnson in 2019. Prior to TARIS, Dr. Giesing was Head of Pharmaceutical Development at Medivector, leading the development of treatments to combat infectious diseases, including pandemic influenza and hemorrhagic viruses. Previously to that, he served as Senior Vice President of Lead Optimization at Aventis Pharmaceuticals, advancing novel therapies into late-stage clinical development. Dr. Giesing received his Ph.D. in Biochemical Pharmacology from the University of Missouri– Kansas City.

Matthew K. Robinson, Ph.D. has served as our Chief Technology Officer since June 2022. Dr. Robinson has been with the Company since March 2016, most recently serving as Senior Vice President of Research & Development until June 2022. Prior to joining the Company, Dr. Robinson was a faculty member in the Developmental Therapeutics Program at Fox Chase Cancer Center in Philadelphia from 2002 through 2016, focusing on the development of antibody-based molecules for the detection and treatment of cancer. Dr. Robinson earned a B.S. degree in biology from Allegheny College as well as a M.S. in biochemistry and Ph.D. in genetics from the University of Rochester School of Medicine & Dentistry.

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EXECUTIVE COMPENSATION

This section discusses the material components of the executive compensation program for our named executive officers. For 2022, our named executive officers are Dr. Sarma, our President and Chief Executive Officer, Corleen M Roche, our Chief Financial Officer, and Dennis H. Giesing, Ph.D., our Chief Development Officer.

SUMMARY COMPENSATION TABLE

The following table sets forth information concerning the compensation of our named executive officers during the fiscal years ended December 31, 2021 and 2022:

		Salary	Bonus		Option Awards	Non-Equity Incentive Plan Compensation	All Other Compensation
Name and Principal Position	Year	($)	($)		($)(1)	($)(2)	($)		Total ($)
Purnanand D. Sarma, Ph.D. (3)	2022	540,000	—		221,333	216,000	12,976	(4)	990,309
President, Chief Executive Officer and Director	2021	540,000	—		1,371,370	189,000	11,914	(4)	2,112,284

Corleen M. Roche (5)	2022	412,000	40,000	(6)	127,226	164,800	16,253	(7)	760,279
Chief Financial Officer	2021	282,051	50,000	(6)	2,670,236	89,775	3,905	(7)	3,095,967

Dennis H. Giesing, Ph.D. (8)	2022	385,000	100,000	(9)	108,930	115,500	6,193	(10)	715,623
Chief Development Officer	2021	306,971	50,000	(9)	3,055,236	84,318	2,969	(10)	3,499,494

(1)	Amounts in this column represent the aggregate grant date fair value of stock awards for the year indicated in accordance with FASB ASC Topic 718. The assumptions made in the calculation of these amounts are included in Note 12 of the Notes to the Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2022.

(2)	This column reflects the amount of performance-based cash incentive compensation earned by our named executive officers for 2021 and 2022. For more information, see below under “—Non-Equity Incentive Plan Compensation.”

(3)	Dr. Sarma was a member of Board in 2021 and 2022 but did not receive additional compensation in his capacity as a director.

(4)	For 2022, this amount consists of $7,290 in matching contributions to Dr. Sarma’s 401(k) plan and $5,686 for use of a corporate apartment. For 2021, this amount consists of $7,516 in matching contributions to Dr. Sarma’s 401(k) plan and $4,398 for use of a corporate apartment.

(5)	Ms. Roche’s employment commenced on April 19, 2021. The salary reported for 2021 reflects the pro rata portion of Ms. Roche’s annual salary of $400,000 from commencement of her employment through December 31, 2021. Ms. Roche’s Non-Equity Incentive Plan Compensation was pro-rated commensurate with the portion of 2021 during which she was employed.

(6)	In 2022, Ms. Roche was awarded a cash retention bonus of $40,000 in accordance with her employment agreement. In 2021, Ms. Roche was awarded cash retention bonuses of $50,000 in the aggregate in accordance with her employment agreement. For more information, see below under “—Cash Bonus Compensation.”

(7)	For 2022, this amount consists of $16,253 in matching contributions to Ms. Roche’s 401(k) plan. For 2021, this amount consists of $3,905 in matching contributions to Ms. Roche’s 401(k) plan.

(8)	Dr. Giesing’s employment commenced on March 23, 2021. The salary reported for 2021 reflects the pro rata portion of Dr. Giesing’s annual salary of $375,000 from commencement of his employment through December 31, 2021. Dr. Giesing’s Non-Equity Incentive Plan Compensation was pro-rated commensurate with the portion of 2021 during which he was employed.

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(9)	In 2022, Dr. Giesing was awarded a cash retention bonus of $100,000 in accordance with his employment agreement. In 2021, Dr. Giesing was awarded a signing bonus of $50,000 in accordance with his employment agreement. For more information, see below under “—Cash Bonus Compensation.”

(10)	For 2022, this amount consists of $6,193 in matching contributions to Dr. Giesing’s 401(k) plan. For 2021, this amount consists of $2,969 in matching contributions to Dr. Giesing’s 401(k) plan.

Elements of Compensation

In 2022, the Compensation Committee engaged Aon plc/Radford, a compensation consultant, to assist the Compensation Committee in reviewing and adjusting our compensation strategy and practices, including the various elements of compensation noted below. As part of this engagement, the compensation consultant recommended updates to our list of comparative group of companies and performed an analysis of competitive performance and compensation levels among that group.

The following is a discussion of each of the primary elements of compensation that our named executive officers are eligible to receive.

Base Salaries

Annual base salaries are intended to provide a fixed component of compensation to our named executive officers, reflecting their skill sets, experience, roles and responsibilities, and are typically reviewed on an annual basis. Base salaries for our named executive officers have generally been set at levels deemed necessary to attract and retain individuals with superior talent and were set based on feedback from our compensation consultant.

The following table sets forth the annual base salaries for each of our named executive officers for 2022 and 2021:

NAME	2021 BASE SALARY ($)	2022 BASE SALARY ($)
Purnanand D. Sarma, Ph.D. President, Chief Executive Officer and Director	540,000	540,000
Corleen M. Roche Chief Financial Officer	400,000	412,000
Dennis H. Giesing, Ph.D. (2) Chief Development Officer	375,000	385,000

Cash Bonus Compensation

From time to time the Board or Compensation Committee may approve discretionary cash bonuses for our named executive officers based on individual performance, Company performance or as otherwise determined appropriate. In 2021, (i) Ms. Roche, in accordance with her employment agreement, received a retention bonus of $25,000 on the 90-day anniversary of her employment start date and an additional retention bonus of $25,000 upon the 180-day anniversary of her employment start date and (ii) Dr. Giesing earned a $50,000 signing bonus upon execution of the employment agreement. In 2022, (i) Ms. Roche, in accordance with her employment agreement, received a $50,000 retention bonus on the 365-day anniversary of her employment start date and (ii) Dr. Giesing, in accordance with his employment agreement, received a $100,000 retention bonus on the 365-day anniversary of his employment start date.

Non-Equity Incentive Plan Compensation

We seek to motivate and reward our executives for achievements relative to corporate and individual goals and expectations for each fiscal year. Drs. Sarma and Giesing and Ms. Roche are eligible to receive an annual performance bonus based on the achievement of individual and Company-wide performance goals as determined by the Compensation Committee and/or the Board, pursuant to the terms of their employment agreements and the Company’s bonus policies.

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For 2021 and 2022, the annual performance goals included research, development and corporate objectives. Each of Drs. Sarma and Giesing and Ms. Roche were assigned a target bonus expressed as a percentage of their respective base salary. The target bonus amounts for Drs.  Sarma and Giesing and Ms. Roche for 2021 and 2022 were set pursuant to their employment agreements at 50%, 40% and 40%, respectively. Dr. Sarma’s bonus is based entirely on achievement of corporate goals and Dr. Giesing’s and Ms. Roche’s bonuses are based 75% on achievement of corporate goals and 25% on achievement of individual goals. Accordingly, for 2022, the Board approved annual performance bonuses in the respective amounts of $216,000 for Dr. Sarma, $115,500 for Dr. Giesing and $164,800 for Ms. Roche, based on 89% achievement of corporate goals as well as, for Dr. Giesing and Ms. Roche, their achievement of individual goals. For 2021, the Board approved annual performance bonuses in the respective amounts of $189,000 for Dr. Sarma, $84,318 for Dr. Giesing and $89,775 for Ms. Roche, based on a 70% achievement of corporate goals as well as, for Dr. Giesing and Ms. Roche, their achievement of individual goals.

Equity-Based Incentive Awards

We believe that equity grants provide our executives with a strong link to our long-term performance, create an ownership culture and help to align the interests of our executives and our stockholders. In addition, we believe that equity grants with a time-based vesting feature promote executive retention because this feature incentivizes our executive officers to remain in our employment during the vesting period. Accordingly, the Board periodically reviews the equity incentive compensation of our named executive officers and from time to time may grant equity incentive awards to them in the form of stock options. We typically grant stock option awards at the start of employment to each executive and our other employees. We also maintain a practice of granting additional equity on an annual basis based on individual and Company performance, and we retain discretion to provide additional targeted grants in certain circumstances.

We award stock options on the date the Board approves the grant. We set the option exercise price based on the fair market value of our common stock on the date of grant. Time vested stock option grants to our executives typically vest over four years with a one-year cliff and monthly thereafter over the next three years for initial grants and monthly over four years for follow-on grants. All stock options have a term of ten years from the grant date.

Other Benefits

We currently provide broad-based welfare benefits that are available to all employees, including our named executive officers, including health, dental, life, vision and disability insurance.

In addition, we maintain a 401(k) plan intended to qualify as a tax-qualified plan under Section 401 of the Internal Revenue Code of 1986, as amended, or the Code, with the 401(k) plan’s related trust intended to be tax exempt under Section 501(a) of the Code. The 401(k) plan provides that each participant may contribute up to the lesser of 92% of their compensation or the statutory limit, which was $20,500 for calendar year 2022. We match 100% of employee contributions up to 3% of their eligible compensation. Employees’ pre-tax contributions are allocated to each participant’s individual account and are then invested in selected investment alternatives according to the participant’s directions. Employees are immediately and fully vested in their contributions. As a tax-qualified retirement plan, contributions to the 401(k) plan and earnings on those contributions are not taxable to the employees until distributed from the 401(k) plan.

In addition, our eligible employees (including our named executive officers), may participate in the Company’s 2020 Employee Stock Purchase Plan, or 2020 ESPP, as determined by the Board. The 2020 ESPP provides eligible employees with the opportunity to acquire our common stock through periodic payroll deductions, at a discounted price. The 2020 ESPP is structured as a qualified employee stock purchase plan under Section 423 of the Code. We do not maintain any defined benefit pension plans or nonqualified deferred compensation plans.

PLEDGING AND HEDGING POLICIES

Under the terms of our Insider Trading Policy, our executive officers and directors are prohibited from: trading in call or put options involving our securities and other derivative securities; engaging in short sales of our securities; holding our securities in a margin account, all forms of hedging or monetizing our transactions, such as zero-cost collars and forward sale contracts and pledging company securities to secure margin or other loans.

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OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The following table sets forth information regarding the number of shares of common stock underlying outstanding plan awards held by each of our named executive officers as of December 31, 2022:

	Option Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date
Purnanand D. Sarma, Ph.D.	3/03/2020	294,402	34,233	(1)	0.54	3/02/2030
	8/04/2020	63,140	28,700	(2)	2.40	8/03/2030
	8/04/2020	-	51,205	(3)	2.40	8/03/2030
	5/28/2021	36,952	56,402	(4)	20.92	5/27/2031
	6/16/2022	-	121,000	(5)	3.42	6/16/2032
Corleen M. Roche	4/19/2021	52,083	72,917	(6)	27.53	4/18/2031
	5/28/2021	6,574	10,035	(7)	20.92	5/27/2031
	6/16/2022		40,000	(8)	3.42	6/16/2032
	6/16/2022	-	30,000	(9)	3.42	6/16/2032
Dennis H. Giesing, Ph.D.	11/3/2020	2,812	1,688	(10)	11.38	11/2/2030
	3/25/2021	54,687	70,313	(11)	31.83	3/24/2031
	5/28/2021	6,574	10,035	(12)	20.92	5/27/2031
	6/16/2022	-	30,000	(13)	3.42	6/16/2032
	6/16/2022	-	30,000	(14)	3.42	6/16/2032

(1)	On March 3, 2020, Dr. Sarma was granted an option to purchase 328,635 shares of common stock, which vests in equal monthly installments over forty-eight months.

(2)	On August 4, 2020, Dr. Sarma was granted an option to purchase 91,840 shares of common stock, which vests in equal monthly installments over forty-eight months.

(3)	On August 4, 2020, Dr. Sarma was granted an option to purchase 51,205 shares of common stock, which vests in full on the four-year anniversary of the grant date.

(4)	On May 28, 2021, Dr. Sarma was granted an option to purchase 93,354 shares of common stock, with 25% of the shares vesting on the one-year anniversary of the grant date and the remaining 75% vesting in equal monthly installments over the following 36-month period.

(5)	On June 16, 2022, Dr. Sarma was granted an option to purchase 121,000 shares of common stock, with 25% of the shares vesting on the one-year anniversary of the grant date and the remaining 75% vesting in equal monthly installments over the following 36-month period.

(6)	On April 19, 2021, Ms. Roche was granted an option to purchase 125,000 shares of common stock, with 25% of the shares vesting on the one-year anniversary of the grant date and the remaining 75% vesting in equal monthly installments over the following 36-month period.

(7)	On May 28, 2021, Ms. Roche was granted an option to purchase 16,609 shares of common stock, with 25% of the shares vesting on the one-year anniversary of the grant date and the remaining 75% vesting in equal monthly installments over the following 36-month period.

(8)	On June 16, 2022, Ms. Roche was granted an option to purchase 40,000 shares of common stock, with 25% of the shares vesting on the one-year anniversary of the grant date and the remaining 75% vesting in equal monthly installments over the following 36-month period.

(9)	On June 16, 2022, Ms. Roche was granted an option to purchase 30,000 shares of common stock, with 50% of the shares vesting on the one-year anniversary of the grant date and the remaining 50% vesting on the two-year anniversary of the grant date.

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(10)	On November 3, 2020, Dr. Giesing was granted an option to purchase 4,500 shares of common stock which vests in equal monthly installments over forty-eight months. This option was granted in consideration of Dr. Giesing’s consulting services to the Company.

(11)	On March 25, 2021, Dr. Giesing was granted an option to purchase 125,000 shares of common stock, with 25% of the shares vesting on the one-year anniversary of the grant date and the remaining 75% vesting in equal monthly installments over the following 36-month period.

(12)	On May 28, 2021, Dr. Giesing was granted an option to purchase 16,609 shares of common stock, with 25% of the shares vesting on the one-year anniversary of the grant date and the remaining 75% vesting in equal monthly installments over the following 36-month period.

(13)	On June 16, 2022, Dr. Giesing was granted an option to purchase 30,000 shares of common stock, with 25% of the shares vesting on the one-year anniversary of the grant date and the remaining 75% vesting in equal monthly installments over the following 36-month period.

(14)	On June 16, 2022, Ms. Roche was granted an option to purchase 30,000 shares of common stock, with 50% of the shares vesting on the one-year anniversary of the grant date and the remaining 50% vesting on the two-year anniversary of the grant date.

EMPLOYMENT ARRANGEMENTS

We have entered into agreements with each of our named executive officers. Below are written descriptions of our employment agreements with Dr. Sarma, Ms. Roche and Dr. Giesing. Each of our named executive officers’ service may be terminated at any time by us.

Purnanand D. Sarma, Ph.D. We entered into an amended and restated employment agreement dated September 24, 2020, which took effect upon our initial public offering, setting forth the terms of Dr. Sarma’s employment as President and Chief Executive Officer. The employment agreement superseded the employment offer with the Company dated May 30, 2019, as amended August 5, 2020. Pursuant to the employment agreement, Dr. Sarma is entitled to an initial annual base salary of $540,000 and an annual target bonus of up to 50% of his base. Receipt of an annual bonus is subject to achievement of Company-wide annual performance goals, as set by the Company and confirmed by the Board.

Pursuant to the terms of Dr. Sarma’s employment agreement, until the earlier of the date he relocates to Exton, Pennsylvania or we open a location in the Boston, Massachusetts area, Dr. Sarma is entitled to reimbursement for reasonable costs incurred in commuting between his home in Massachusetts and our offices in Pennsylvania, including out-of-pocket costs for coach airfare, hotel, temporary accommodations and car rental or other transportation costs. Dr. Sarma has agreed to relocate to within a 45-mile radius of the Company’s headquarters within a reasonable period of time following our request (provided that such relocation shall not be required if we establish an additional location in the Boston, Massachusetts area), and we have agreed to reimburse Dr. Sarma or pay directly any reasonable out-of-pocket relocation costs for Dr. Sarma and his immediate family and reimburse. Dr. Sarma for the reasonable commission paid to his realtor on the sale of his home in Massachusetts, in a combined maximum amount of $200,000.

Under Dr. Sarma’s employment agreement, if he resigns for “good reason” or we terminate Dr. Sarma’s employment without “cause” (each as defined in the employment agreement, and excluding a termination on account of Dr. Sarma’s death or disability), and if such termination or resignation is not in connection with a “change in control” (as defined in the Company’s 2020 Equity Incentive Plan, as may be amended), then Dr. Sarma will be eligible to receive (i) continued payment of his base salary for 12 months following the termination (less applicable tax withholdings), (ii) COBRA premium coverage for up to 12 months, (iii) a prorated bonus for the year of termination paid in a lump sum, and (iv) 24 months’ of accelerated vesting of Dr. Sarma’s unvested time-based equity awards. As a condition to receiving the foregoing severance benefits, Dr. Sarma must sign and not revoke a general release contained in a separation agreement in the form presented by the Company, return all Company property and confidential information in his possession, comply with his post-termination obligations, and resign from any positions held with the Company.

If Dr. Sarma resigns for good reason or we terminate his employment without cause (excluding a termination on account of Dr. Sarma’s death or disability), and if such termination or resignation occurs within three months prior to or within 12 months following the effective date of a change in control, then Dr. Sarma will be eligible to receive (i) continued payment of his base salary for 18 months following the termination (less applicable tax withholdings), (ii) COBRA premium coverage for up to 18 months, (iii) 150% of his target bonus for the calendar year of termination paid in a lump sum, and (iv) full acceleration of the vesting of Dr. Sarma’s unvested equity awards. As a condition to receiving the foregoing severance benefits, Dr. Sarma must sign and not revoke a general release contained in a separation agreement in the form presented by the Company, return all Company property and confidential information in his possession, comply with his post-termination obligations, and resign from any positions held with the Company.

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If payments and benefits payable to Dr. Sarma in connection with a change in control are subject to Section 4999 of the Code, then such payments and benefits will be reduced to an amount determined by us in good faith to be the maximum amount that may be provided to Dr. Sarma so that the Section 4999 excise tax does not apply or Dr. Sarma receives the greater economic benefit notwithstanding that some or all of the payment or benefit may be subject to excise tax.

Corleen M. Roche. We entered into an employment offer letter agreement dated March 17, 2021, with Ms. Roche setting forth the terms of Ms. Roche’s employment as Chief Financial Officer beginning on April 19, 2021. Pursuant to the employment agreement, Ms. Roche is entitled to an initial annual base salary of $400,000, subject to annual review by the Board. Ms. Roche’s employment agreement also provides for an annual target bonus of up to 40% of her base salary, pro-rated for her first year of employment. Receipt of an annual bonus is subject to achievement of individual and company-wide annual performance goals. Ms. Roche is also entitled to the following one-time retention bonuses: (i) a retention bonus of $25,000, contingent upon her remaining employed by the Company for 90 consecutive days; (ii) an additional retention bonus of $25,000, contingent upon her remaining employed by the Company for 180 consecutive days; and (iii) an additional retention bonus of $40,000, contingent upon her remaining employed by the Company for 365 consecutive days. To be eligible to receive, and to be deemed to have earned, each retention bonus (in addition to the other criteria specified above) Ms. Roche must remain continuously employed by the Company through the scheduled date of the bonus payment.

Under Ms. Roche’s employment agreement, if she resigns for “good reason” or we terminate Ms. Roche’s employment without “cause” (each as defined in the employment agreement, and excluding a termination on account of Ms. Roche’s death or disability), and if such termination or resignation occurs at or within 12 months following the effective date of a change in control, then Ms. Roche will be eligible to receive (i) continued payment of her base salary for 12 months following the termination (less applicable tax withholdings), (ii) COBRA premium coverage for up to 12 months, (iii) a lump sum cash payment in an amount equal to one times the target bonus for the year in which the termination occurs and the retention payment if not then paid, and (iv) full acceleration of the vesting of Ms. Roche’s unvested equity awards. As a condition to receiving the foregoing severance benefits, Ms. Roche must sign and not revoke a general release contained in a separation agreement in the form presented by the Company, return all Company property and confidential information in her possession, comply with her post-termination obligations, and resign from any positions held with the Company.

Under Ms. Roche’s employment agreement, if we terminate Ms. Roche’s employment without cause (other than in circumstances specified in the prior paragraph), then Ms. Roche will be eligible to receive continued payment of her base salary for nine months following the termination (less applicable tax withholdings). As a condition to receiving the foregoing severance benefits, Ms. Roche must sign and not revoke a general release contained in a separation agreement in the form presented by the Company, return all Company property and confidential information in her possession, comply with her post-termination obligations, and resign from any positions held with the Company.

If payments and benefits payable to Ms. Roche in connection with a change in control are subject to Section 4999 of the Code, then such payments and benefits will be reduced to an amount determined by us in good faith to be the maximum amount that may be provided to Ms. Roche so that the Section 4999 excise tax does not apply or Ms. Roche receives the greater economic benefit notwithstanding that some or all of the payment or benefit may be subject to excise tax.

Pursuant to the terms of the employment agreement, Ms. Roche was awarded a stock option to purchase 125,000 shares of our common stock. The option vest over four years, with 25% of the shares subject to the option vesting on the first anniversary of the start date and the remaining 75% vesting in substantially equal monthly installments over the next 36 months.

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Dennis H. Giesing, Ph.D. We entered into an employment offer letter agreement dated March 4, 2021, with Dr. Giesing setting forth the terms of Dr. Giesing’s employment as Chief Development Officer beginning on April 7, 2021. Pursuant to the employment agreement, Dr. Giesing is entitled to an initial annual base salary of $375,000, subject to annual review by the Board. Dr. Giesing’s employment agreement also provides for an annual target bonus of up to 40% of his base salary, pro-rated for his first year of employment. Receipt of an annual bonus is subject to achievement of individual and company-wide annual performance goals. Dr. Giesing is also entitled to a $50,000 signing bonus and a one-time retention bonus of $100,000, contingent upon his remaining employed by the Company for 365 consecutive days. To be eligible to receive, and to be deemed to have earned, the retention bonus (in addition to the other criteria specified above) Dr. Giesing must remain continuously employed by the Company through the scheduled date of the bonus payment.

Under Dr. Giesing’s employment agreement, if he resigns for “good reason” or we terminate Dr. Giesing’s employment without “cause,” (each as defined in the employment agreement and excluding a termination on account of Dr. Giesing’s death or disability), and if such termination or resignation occurs at or within 12 months following the effective date of a change in control, then Dr. Giesing will be eligible to receive (i) continued payment of his base salary for 12 months following the termination (less applicable tax withholdings), (ii) COBRA premium coverage for up to 12 months, (iii) a lump sum cash payment in an amount equal to one times the target bonus for the year in which the termination occurs and the retention payment if not then paid, and (iv) full acceleration of the vesting of Dr. Giesing’s unvested equity awards. As a condition to receiving the foregoing severance benefits, Dr. Giesing must sign and not revoke a general release contained in a separation agreement in the form presented by the Company, return all Company property and confidential information in his possession, comply with his post-termination obligations, and resign from any positions held with the Company.

Under Dr. Giesing’s employment agreement, if we terminate Dr. Giesing’s employment without cause (other than in circumstances specified in the prior paragraph), then Dr. Giesing will be eligible to receive continued payment of his base salary for nine months following the termination (less applicable tax withholdings). As a condition to receiving the foregoing severance benefits, Dr. Giesing must sign and not revoke a general release contained in a separation agreement in the form presented by the Company, return all Company property and confidential information in her possession, comply with his post-termination obligations, and resign from any positions held with the Company.

If payments and benefits payable to Dr. Giesing in connection with a change in control are subject to Section 4999 of the Code, then such payments and benefits will be reduced to an amount determined by us in good faith to be the maximum amount that may be provided to Dr. Giesing so that the Section 4999 excise tax does not apply or Dr. Giesing receives the greater economic benefit notwithstanding that some or all of the payment or benefit may be subject to excise tax.

Pursuant to the terms of the employment agreement, Dr. Giesing was awarded a stock option to purchase 125,000 shares of our common stock. The option vest over four years, with 25% of the shares subject to the option vesting on the first anniversary of the start date and the remaining 75% vesting in substantially equal monthly installments over the next 36 months.

Each of the named executive officers has also executed our standard form of employee confidential information, inventions, non-solicitation and non-competition agreement, whereby each of them agrees to maintain confidentiality of confidential information regarding the company, assigns to the Company all intellectual property pertaining to the Company and agrees to be bound by the restrictive covenants included in those agreements.

For additional information regarding equity awards to the named executive officers, see “—Summary Compensation Table” and “—Equity-Based Incentive Awards,” and “—Outstanding Equity Awards at Fiscal Year-End” above.

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CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Since January 1, 2021, we have engaged in the following transactions with our directors, executive officers, holders of more than 5% of our voting securities, and affiliates or immediate family members of our directors, executive officers, and holders of more than 5% of our voting securities. We believe that all of these transactions were on terms as favorable as could have been obtained from unrelated third parties.

Broadband Capital Management Services Agreement

We and Broadband Capital Partners LLC, or Broadband Capital, were parties to a management services agreement, or the Broadband MSA, initially entered into in November 2015, and as subsequently amended and/or restated in July 2016, January 2017, June 2018, March 2020 and August 2020. Pursuant to the Broadband MSA, we engaged Broadband Capital as a consultant for advice in connection with senior management matters related to our business, administration and policies in exchange for a cash fee of $20,000 per month. From January 1, 2021 through expiration in June 2022, we made aggregate payments to Broadband Capital of $0.4 million under the Broadband MSA. Mr. Wagenheim is a member of the Board and the managing member of Broadband Capital.

April 2021 Private Placement

On April 26, 2021, we entered into a Securities Purchase Agreement (the “Purchase Agreement”) with certain accredited investors (the “Purchasers”) to issue (a) an aggregate of 1,000,000 shares of our common stock and (b) warrants (the “Series B Warrants”) to purchase an aggregate of 500,000 shares of common stock, at a combined purchase price of $27.00 per unit (the “Offering”). Each unit consists of one share of common stock and a Series B Warrant to purchase one half of a share of common stock. The Series B Warrants initially had an exercise price of $45.00 per share (subject to adjustment), and expire on April 26, 2024. Alpine Global Management, LLC, a holder of more than 5% of our voting securities, purchased 130,185 shares of common stock and Series B Warrants to purchase up to 65,093 shares of common stock in the Offering.

By letter dated September 2, 2022, at any time prior to the expiration date of the Series B Warrants, we are permitting the holders of the Series B Warrants to exercise the Series B Warrants at an exercise price of $10.00 per share (reduced from the previous exercise price of $45.00 per share), subject to adjustment as set forth in the Series B Warrants, and eliminated the provision permitting us to redeem the Series B Warrants if the closing price of shares of our common stock exceeds $55.00 per share for any 20 trading days during any 30 trading day period.

Investors’ Rights, Voting and Co-Sale Agreements

In connection with our convertible preferred stock financings, we entered into investors’ rights, voting and right of first refusal and co-sale agreements containing registration rights, information rights, voting rights and rights of first refusal, among other things, with certain holders of our convertible preferred stock and certain holders of our common stock, including Broadband Advisory, Mr. Morris, Cotswold Foundation, Mr. Rapp,

Dr. Widlitz, Mr. Lefenfeld, and the John LaMattina Revocable Trust. These agreements with our stockholders terminated upon completion of the IPO, except for the registration rights granted under our investors’ rights agreement. Broadband Advisory does not have registration rights with respect to the shares of our common stock owned by it.

Employment Arrangements

We have entered into employment agreements or offer letter agreements with certain of our executive officers. For more information regarding these agreements with our named executive officers, see “Executive and Director Compensation — Employment Agreements.”

Indemnification Agreements

We have entered indemnification agreements with each of our directors and executive officers. The indemnification agreements and our Bylaws require us to indemnify our directors and executive officers to the fullest extent permitted by Delaware law.

Executive Officer and Director Compensation

We have granted stock options to certain of our executive officers and directors. See the sections titled “Director Compensation” and “Executive Compensation” for a description of these stock options.

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Related Party Transaction Policy

The Board has adopted a written related party transaction policy that sets forth our procedures for the identification, review, consideration and approval or ratification of related party transactions. For purposes of our policy only, a related party transaction is a transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships, in which we and any related party are, were or will be participants and in which the amount involved exceeds the lesser of $120,000 and one percent of the average of our total assets at year-end for the last two completed fiscal years.

Transactions involving compensation for services provided to us as an employee or director are not covered by this policy. A related party is any executive officer, director or beneficial owner of more than 5% of any class of our voting securities, including any of their immediate family members and any entity owned or controlled by such persons.

Under the policy, if a transaction has been identified as a related party transaction, including any transaction that was not a related party transaction when originally consummated or any transaction that was not initially identified as a related party transaction prior to consummation, our management must present information regarding the related party transaction to the Audit Committee, or, if Audit Committee approval would be inappropriate, to another independent body of the Board, for review, consideration and approval or ratification. The presentation must include a description of, among other things, the material facts, the interests, direct and indirect, of the related parties, the benefits to us of the transaction and whether the transaction is on terms that are comparable to the terms available to or from, as the case may be, an unrelated third party or to or from employees generally. Under the policy, we will collect information that we deem reasonably necessary from each director, executive officer and, to the extent feasible, significant stockholder to enable us to identify any existing or potential related-person transactions and to effectuate the terms of the policy.

In addition, under our Code of Conduct our employees and directors have an affirmative responsibility to disclose any transaction or relationship that reasonably could be expected to give rise to a conflict of interest.

The policy requires that, in determining whether to approve, ratify or reject a related party transaction, the Audit Committee, or other independent body of the Board, must consider, in light of known circumstances, whether the transaction is in, or is not inconsistent with, our best interests and those of our stockholders, as the Audit Committee, or other independent body of the Board, determines in the good faith exercise of its discretion.

All of the transactions described above were entered into prior to the adoption of the written policy, but all were approved by the Board considering similar factors to those described above.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of common stock as of April 1, 2023 by (a) each person known by us to be the beneficial owner of more than 5% of the outstanding shares of common stock, (b) each executive officer, (c) each director and nominee for director, and (d) all executive officers and directors as a group.

The percentage of common stock outstanding is based on 12,215,018 shares of our common stock outstanding as of April 1, 2023. For purposes of the table below, and in accordance with the rules of the SEC, we deem shares of common stock subject to options that are currently exercisable or exercisable within 60 days of April 1, 2023 to be outstanding and to be beneficially owned by the person holding the options for the purpose of computing the percentage ownership of that person, but we do not treat them as outstanding for the purpose of computing the percentage ownership of any other person. Except as otherwise noted, each of the persons or entities in this table has sole voting and investing power with respect to all of the shares of common stock beneficially owned by them, subject to community property laws, where applicable. Except as otherwise noted below, the street address of each beneficial owner is c/o Immunome, Inc., 665 Stockton Drive, Suite 300, Exton, Pennsylvania 19341.

	Shares Beneficially Owned
Name of Beneficial Owner	Number of Shares	Percentage
5% or Greater Stockholders
Alpine Global Management, LLC (1)	783,328	6.4%
Longboat Family Office, LP (2)	660,479	5.4%
Executive Officers and Directors
Purnanand D. Sarma, Ph.D.(3)	458,518	3.6%
Sandra G. Stoneman (4)	109,982	*
Corleen Roche (5)	73,408	*
Dennis H. Giesing, Ph.D. (6)	79,293	*
Matthew K. Robinson, Ph.D. (7)	66,082	*
Mike Rapp (8)	1,207,753	9.7%
Richard A. Baron (9)	14,979	*
John L. LaMattina, Ph.D.(10)	116,976	1.0%
Michael Lefenfeld(11)	101,881	*
Philip Wagenheim(12)	421,126	3.4%
Franklyn G. Prendergast, M.D., Ph.D.(13)	9,510	*
All executive officers and directors as a group (11 persons)	2,659,508	20.0%

* Represents beneficial ownership of less than 1% of the outstanding shares of our common stock.

(1)	Consists of (a) 718,235 shares of common stock included in the most recently available Schedule 13G filed with the SEC on January 17, 2023 by Alpine Global Management, LLC (“Alpine”) and (b) 65,093 shares of common stock issuable upon the exercise of a warrant to purchase shares of common stock held by Alpine Partners (BVI), L.P. Alpine Partners (BVI), L.P. also owns the shares of common stock indirectly and is a beneficial owner. The address for Alpine listed in the Schedule 13G is 140 Broadway, 38th Floor, New York, NY 10005.

(2)	Based solely on the information included in the most recently available Schedule 13G filed with the SEC on August 23, 2021 by Longboat Family Office, LP (“Longboat”). The address for Longboat listed in the Schedule 13G is 500 Mamaroneck Avenue, Suite 213, Harrison NY, 10528.

(3)	Consists of (a) 10,500 shares of common stock and (b) 448,018 shares of common stock issuable upon the exercise of stock options exercisable within 60 days hereof.

(4)	Consists of (a) 5,555 shares of common stock and (b) 104,427 shares of common stock issuable upon the exercise of stock options exercisable within 60 days hereof.

(5)	Consists of 73,408 shares of common stock issuable upon the exercise of stock options exercisable within 60 days hereof.

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(6)	Consists of 79,293 shares of common stock issuable upon the exercise of stock options exercisable within 60 days hereof.

(7)	Consists of 66,082 shares of common stock issuable upon the exercise of stock options exercisable within 60 days hereof.

(8)	Consists of (a) 817,366 shares of common stock, (b) 208,742 shares of common stock held by Broadband Capital Investments LLC (“Broadband”), (c) 166,666 shares of common stock issuable upon the exercise of a warrant to purchase shares of common stock and (d) 14,979 shares of common stock issuable upon exercise of stock options exercisable within 60 days hereof. Mr. Rapp is a managing member of Broadband and has voting and investment power with respect to shares held by Broadband.

(9)	Consists of (a) 2,343 shares of common stock and (b) 12,636 shares of common stock issuable upon exercise of stock options exercisable within 60 days hereof.

(10)	Consists of (a) 66,953 shares of common stock and (b) 11,111 shares of common issuable upon the exercise of a warrant to purchase shares of common stock held by the John LaMattina Revocable Trust, and (c) 38,912 shares issuable upon the exercise of stock options exercisable within 60 days hereof. Dr. LaMattina is the trustee of the John LaMattina Revocable Trust and has voting and investment power with respect to shares held by the John LaMattina Revocable Trust.

(11)	Consists of (a) 40,747 shares of common stock (b) 11,111 shares of common stock issuable upon the exercise of a warrant to purchase shares of common stock and (c) 50,023 shares of common stock issuable upon the exercise of stock options exercisable within 60 days hereof.

(12)	Consists of (a) 406,147 shares of common stock and (b) 14,979 shares of common stock issuable upon exercise of stock options exercisable within 60 days hereof.

(13)	Includes 9,510 shares of common stock issuable upon exercise of stock options exercisable within 60 days hereof.

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OTHER INFORMATION

OTHER MATTERS

The Annual Meeting is called for the purposes set forth in the Notice. The Board does not know of any other matters to be considered by the stockholders at the Annual Meeting other than the matters described in the Notice. However, the enclosed proxy confers discretionary authority on the persons named in the proxy card with respect to matters that may properly come before the Annual Meeting and that are not known to the Board at the date this Proxy Statement was printed. It is the intention of the persons named in the proxy card to vote in accordance with their best judgment on any such matter.

REQUIREMENTS FOR SUBMISSION OF STOCKHOLDER PROPOSALS FOR NEXT YEAR’S ANNUAL MEETING

Stockholders intending to present a proposal to be considered for inclusion in the proxy statement for our 2024 Annual Meeting of Stockholders, stockholder proposals must be received by us no later than December 23, 2023. If we change the date of the 2024 Annual Meeting of Stockholders by more than 30 days from the anniversary of this year’s Annual Meeting, stockholder proposals must be received no later than the close of business on the tenth day following the day on which notice of the meeting was mailed or public disclosure of the date of the meeting was made, whichever occurs first in order to be considered for inclusion in our proxy statement. Proposals must be sent via registered, certified, or express mail (or other means that allows the stockholder to determine when the proposal was received by the Secretary) to our Secretary at Immunome, Inc., 665 Stockton Drive, Suite 300, Exton, PA 19341. Proposals must contain the information required under our Bylaws, a copy of which is available upon request to our Corporate Secretary, and also must comply with the SEC’s regulations regarding the inclusion of stockholder proposals in Company-sponsored proxy materials.

Stockholders intending to present a proposal or nominate a director for election at our 2024 Annual Meeting of Stockholders without having the proposal or nomination included in our Proxy Statement must comply with the requirements set forth in our Bylaws. Our Bylaws require, among other things, that the Secretary of the Company receive the proposal or nomination no earlier than the close of business on the 120th day, and no later than the close of business on the 90th day, prior to the first anniversary of the preceding year’s Annual Meeting. Accordingly, for our 2024 Annual Meeting of Stockholders, our Secretary must receive the proposal or nomination no earlier than February 8, 2024, and no later than the close of business March 9, 2024. However, if we change the date of the 2023 Annual Meeting of Stockholders by more than 30 days before or 30 days after the anniversary of this year’s Annual Meeting, stockholder proposals must be received no later than the close of business on the later of the 90th day prior to the scheduled date of the meeting and the tenth day following the day on which public notice of the meeting was first made. Proposals must contain the information required under our Bylaws, a copy of which is available upon request to our Secretary. If the stockholder does not meet the applicable deadlines or comply with the requirements of SEC Rule 14a-4, we may exercise discretionary voting authority under proxies we solicit to vote, in accordance with our best judgment, on any such proposal.

AVAILABILITY OF MATERIALS

Our 2022 Annual Report, including the financial statements and financial statement schedules, has been filed with the SEC and provides additional information about us, which is incorporated by reference herein. It is available on the internet at www.immunome.com and is available in paper form (other than exhibits thereto) by first class mail or other equally prompt means to beneficial owners of our common stock, without charge, upon written request to Chief Financial Officer, Immunome, Inc., 665 Stockton Drive, Suite 300, Exton, PA 19341.

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Appendix A – Text of Amendment to

Amended and Restated Certificate of Incorporation

CERTIFICATE OF AMENDMENT

OF

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

IMMUNOME, INC.

It is hereby certified that:

FIRST:	The name of the corporation is Immunome, Inc. (the “Corporation”).

SECOND:	The Amended and Restated Certificate of Incorporation of the Corporation is hereby amended by adding new Article IX as follows:

IX.

A.	The liability of the officers for monetary damages shall be eliminated to the fullest extent under applicable law.

B.	If applicable law is amended after approval by the stockholders of this Article IX to authorize corporate action further eliminating or limiting the personal liability of officers, then the liability of an officer to the Corporation shall be eliminated or limited to the fullest extent permitted by applicable law as so amended.

C.	Any repeal or modification of this Article IX shall only be prospective and shall not affect the rights or protections or increase the liability of any director under this Article IX in effect at the time of the alleged occurrence of any act or omission to act giving rise to liability or indemnification.

THIRD:	The amendment of the Certificate of Incorporation herein certified has been duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by to be signed by its duly authorized officer this ____ day of _______, 2023.

IMMUNOME, INC.

By:
	Name:	Purnanand D. Sarma, Ph.D.
	Title:	President and CEO

A-1

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. V10799-P92715 ! ! ! For All Withhold All For All Except For Against Abstain ! ! ! ! ! ! To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below. IMMUNOME, INC. 665 STOCKTON DRIVE SUITE 300 EXTON, PA 19341 IMMUNOME, INC. 01) Richard A. Baron 02) Philip Wagenheim 1. Election of Two Class III Directors for a Three-Year Term Expiring in 2026 2. To approve a proposed amendment to the Company's Amended and Restated Certificate of Incorporation to reflect new Delaware law provisions regarding officer exculpation. 3. To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2023. Nominees: The Board of Directors recommends you vote FOR the following: The Board of Directors recommends you vote FOR the following proposals: Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. NOTE: In their discretion, the proxies are authorized to vote upon such other matters which may properly come before the annual meeting or any adjournments or postponements thereof. THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST AS DIRECTED. IF THIS PROXY IS EXECUTED BUT NO DIRECTION IS INDICATED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST FOR EACH DIRECTOR NOMINEE, FOR PROPOSAL 2 AND FOR PROPOSAL 3. SCAN TO VIEW MATERIALS & VOTEw VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/IMNM2023 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

V10800-P92715 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com. PROXY CARD IMMUNOME, INC. PROXY FOR 2023 ANNUAL MEETING OF STOCKHOLDERS June 7, 2023 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned stockholder of Immunome, Inc. hereby appoints Purnanand D. Sarma, Ph.D. and Sandra G. Stoneman, and each of them, with full power of substitution, as proxies to vote the shares of stock which the undersigned could vote if personally present at the 2023 Annual Meeting of Stockholders of Immunome, Inc. to be held virtually via the internet at www.virtualshareholdermeeting.com/IMNM2023 on June 7, 2023, at 1:00 p.m. Eastern Time, and at any adjournment or postponement thereof, as hereinafter specified and, in their discretion, upon such other matters as may properly come before the meeting. The undersigned hereby revokes all proxies previously given. If the undersigned holds any of the shares of common stock in a fiduciary, custodial or joint capacity or capacities, this proxy is signed by the undersigned in every such capacity as well as individually. When properly executed, this proxy will be voted in the manner directed herein. On matters for which you do not specify a choice, the shares will be voted in accordance with the recommendation of the Board of Directors. If no direction is made, this proxy will be voted “FOR” each of the nominees listed in Proposal 1, “FOR” Proposal 2 and “FOR” Proposal 3. (Continued and to be signed on the reverse side)